STATEMENT OF ADDITIONAL INFORMATION

CARILLON MUTUAL FUNDS

•	CARILLON CLARIVEST CAPITAL APPRECIATION FUND	•	CARILLON SCOUT INTERNATIONAL FUND
•	CARILLON CLARIVEST INTERNATIONAL STOCK FUND	•	CARILLON SCOUT MID CAP FUND
•	CARILLON COUGAR TACTICAL ALLOCATION FUND	•	CARILLON SCOUT SMALL CAP FUND
•	CARILLON EAGLE GROWTH & INCOME FUND	•	CARILLON REAMS CORE BOND FUND
•	CARILLON EAGLE MID CAP GROWTH FUND	•	CARILLON REAMS CORE PLUS BOND FUND
•	CARILLON EAGLE SMALL CAP GROWTH FUND	•	CARILLON REAMS UNCONSTRAINED BOND FUND

This Statement of Additional Information (“SAI”) dated March 1, 2020, as revised September 15 2020, should be read in conjunction with the Prospectus dated March 1, 2020 describing the shares of the twelve series of the Carillon Series Trust (the “Trust”), which are the Carillon ClariVest Capital Appreciation Fund, the Carillon ClariVest International Stock Fund, the Carillon Cougar Tactical Allocation Fund, the Carillon Eagle Growth & Income Fund, the Carillon Eagle Mid Cap Growth Fund, the Carillon Eagle Small Cap Growth Fund, the Carillon Scout International Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, and the Carillon Reams Unconstrained Bond Fund (each a “fund” and, collectively, the “funds”).

This SAI is not a prospectus itself.  The financial statements for the funds’ fiscal year ended October 31, 2019, which were audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm, are incorporated herein by reference to the funds’ Annual Reports to Shareholders dated October 31, 2019.  Copies of the Prospectus and the Trust’s Annual and Semiannual Reports to shareholders are available, without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at carillontower.com.

	Class A	Class C	Class I	Class Y	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	HRCPX	HRCCX	HRCIX	HRCYX	HRCLX	HRCMX	HRCUX
International Stock Fund	EISAX	EISDX	EISIX	EISYX	EISRX	EISSX	EISVX
Tactical Allocation Fund	ETAFX	ETDFX	ETIFX	ETYFX	ETRFX	ETSFX	ETUFX
Growth & Income Fund	HRCVX	HIGCX	HIGJX	HIGYX	HIGRX	HIGSX	HIGUX
Mid Cap Growth Fund	HAGAX	HAGCX	HAGIX	HRAYX	HAREX	HARSX	HRAUX
Small Cap Growth Fund	HRSCX	HSCCX	HSIIX	HSRYX	HSRRX	HSRSX	HSRUX
International Fund	CSIGX	CSIHX	UMBWX	CSIZX	CSIQX	CSIUX	CSIWX
Mid Cap Fund	CSMEX	CSMFX	UMBMX	CSMZX	CSMRX	CSMSX	CSMUX
Small Cap Fund	CSSAX	CSSJX	UMBHX	CSSWX	CSSQX	CSSSX	CSSVX
Core Bond Fund	CRCBX	CRCDX	SCCIX	SCCYX	CRCQX	CRCSX	CRCUX
Core Plus Bond Fund	SCPDX	SCPEX	SCPZX	SCPYX	SCPUX	SCPVX	SCPWX
Unconstrained Bond Fund	SUBDX	SUBEX	SUBFX	SUBYX	SUBRX	SUBSX	SUBTX

Carillon Tower Advisers, Inc.
P.O. Box 23572, St. Petersburg, Florida 33742
ii

TABLE OF CONTENTS
Page

I.	GENERAL INFORMATION		2
II.	INVESTMENT INFORMATION		3
	A.	Investment Policies, Strategies and Risks	3
	B.	Industry Classifications	41
III.	INVESTMENT LIMITATIONS		42
	A.	Fundamental Investment Policies for All Funds	42
	B.	Non-Fundamental Investment Policies	43
IV.	NET ASSET VALUE		44
V.	INVESTING IN THE FUNDS		45
VI.	INVESTMENT PROGRAMS		46
	A.	Retirement Plans	46
	B.	Rights of Accumulation	46
	C.	Class A Letter of Intent	47
VII.	REDEEMING SHARES		47
	A.	Receiving Payment	48
	B.	Telephone Transactions	49
	C.	Systematic Withdrawal Plan	49
	D.	Waiver of CDSC	50
	E.	Redemptions-in-Kind	50
	F.	Frequent Purchases and Redemptions of Fund Shares	50
VIII.	EXCHANGE PRIVILEGE		50
IX.	DISCLOSURE OF PORTFOLIO HOLDINGS		51
X.	TAXES		52
XI.	SHAREHOLDER INFORMATION		59
XII.	FUND INFORMATION		60
	A.	Management of the Funds	60
	B.	Control Persons and Principal Holders of Securities	68
	C.	Proxy Voting Policies and Procedures	80
	D.	Investment Adviser and Administrator; Sub-advisers	81
	E.	Portfolio Managers	94
	F.	Portfolio Turnover and Brokerage Practices	104
	G.	Distribution of Shares	108
	H.	Payments to Dealers	112

XIII.	ADDITIONAL SERVICES TO THE FUNDS	114
APPENDIX A		A-1
APPENDIX B		B-1
APPENDIX C		C-1

I.          GENERAL INFORMATION
The funds are separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017.  The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust.  On that date, each of the Carillon ClariVest International Stock Fund, the Carillon Cougar Tactical Allocation Fund, the Carillon Eagle Mid Cap Growth Fund, and the Carillon Eagle Small Cap Growth Fund became the successor to a corresponding series of Eagle Series Trust and changed its name, as set forth below:

Fund	Formerly
Carillon ClariVest International Stock Fund (“International Stock”)	Eagle International Stock Fund
Carillon Cougar Tactical Allocation Fund (“Tactical Allocation”)	Eagle Tactical Allocation Fund
Carillon Eagle Mid Cap Growth Fund (“Mid Cap Growth”
Prior to January 2, 2004, named Aggressive Growth Fund, from January 2, 2004 to November 1, 2008, named Diversified Growth Fund, and from November 1, 2008 to November 20, 2017, named Eagle Mid Cap Growth Fund

Carillon Eagle Small Cap Growth Fund (“Small Cap Growth”)	Prior to November 1, 2008, named Small Cap Stock Fund, and from November 1, 2008 to November 20, 2017, named Eagle Small Cap Growth Fund

Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.

In addition, on November 20, 2017: (1) Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation”) acquired all the assets and assumed all the liabilities of Eagle Capital Appreciation Fund, (2) Carillon Eagle Growth & Income Fund (“Growth & Income”) acquired all the assets and assumed all the liabilities of Eagle Growth & Income Fund, and (3) each of the Carillon Scout International Fund, the Carillon Scout Mid Cap Fund, the Carillon Scout Small Cap Fund, the Carillon Reams Core Bond Fund, the Carillon Reams Core Plus Bond Fund, and the Carillon Reams Unconstrained Bond Fund acquired all the assets and assumed all the liabilities of a corresponding series of  the Scout Funds, as set forth below:

Fund	Formerly
Carillon Scout International Fund (“International”)	Scout International Fund
Carillon Scout Mid Cap Fund (“Mid Cap”)	Scout Mid Cap Fund
Carillon Scout Small Cap Fund (“Small Cap”)	Scout Small Cap Fund
Carillon Reams Core Bond Fund (“Core Bond”)	Scout Core Bond Fund
Carillon Reams Core Plus Bond Fund (“Core Plus Bond”)	Scout Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund (“Unconstrained Bond”)	Scout Unconstrained Bond Fund

Since the objective and policies of each of the International Fund, the Mid Cap Fund, the Small Cap Fund, the Core Bond Fund, the Core Plus Bond Fund, and the Unconstrained Bond Fund are the same in all material respects as each fund’s predecessor, and since each of these funds has engaged the investment advisor that previously provided services to its predecessor as sub-adviser, each of these funds has adopted the prior performance and financial history of its predecessor.

Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). In addition, each fund offers Class Y and Class R-3 shares, each sold without a front-end sales charge or CDSC. Each fund also offers Class I, Class R-5 and Class R-6 shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee.

Each fund described in this SAI operates for many purposes as if it were an independent company.  Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.

II.         INVESTMENT INFORMATION
A.          Investment Policies, Strategies and Risks
This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies.  For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. Each fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted or as shown in Appendix C. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.
Equity Securities:
Common Stocks. Each fund may invest in common stocks, which represent an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.  With respect to International, Mid Cap and Small Cap, the convertible securities in which the funds may invest are rated, at the time of purchase, at least “A” or better by Moody’s or S&P®, or determined to be of comparable quality by Carillon Tower Advisers, Inc. (“Carillon Tower”) if the security is unrated.
Convertible Securities.  Each fund may invest in convertible securities.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Other Investment Companies, including ETFs. Each fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”).  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. The SEC has proposed revisions to the rules permitting funds to invest in other investment companies, which could alter the ability of funds to invest in other investment companies.
Preferred Stock. Each fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Real Estate Investment Trusts (“REITs”). Each fund may invest in REITs.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Each fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The market price of warrants is usually significantly less than the current market price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.  Each fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. The Federal Reserve has raised the federal funds rate several times since December 2015. There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as continued interest rate increases, may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline.  A fund by investing in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives.  To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance.  The liquidity levels of a fund’s portfolios may also be affected.
Corporate Debt Obligations. Each fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments.  Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.
Investment Grade and Lower Rated Securities:
Investment Grade Securities.  Each fund may invest in debt securities rated investment grade.  Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds.  Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.

Lower Rated / High Yield Securities.  Each fund may invest in debt securities rated below investment grade.  These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.  International Stock, Mid Cap Growth, and Small Cap Growth currently do not intend to invest more than 5% of their respective net assets in lower rated/high-yield securities.
Risk Factors of Lower Rated / High Yield Securities:
Interest Rate and Economic Risk.  As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall.  The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV.  During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing.  In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns.  Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.
In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders.  Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit.  While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.
Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating.  Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities.  A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value.  Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
A fund’s portfolio manager continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio manager primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination.  See Appendix B for a description of corporate debt ratings.
Liquidity Risk and Valuation.  The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities.  During periods of economic uncertainty or adverse economic changes, the market may be further restricted.  In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value.  In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board”) or portfolio manager may have difficulty assessing the value of high yield securities during these times.  Consequently, any of these factors could reduce the market value of high yield securities held by a fund.
Variable- or Floating-Rate Securities:
The Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value prior to maturity.  In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
In determining its weighted average portfolio maturity, each fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.
Institutional Term Loans:
The Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.
Municipal Obligations:
General Description.  Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds.  An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid.  There may also be less information available on the financial condition of municipal security issuers than for public corporations.  This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.
Short-Term Money Market Instruments:
Bankers’ Acceptances.  A fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument's marketability is affected primarily by the reputation of the accepting bank and market demand.
A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year.  These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”).  Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion.  CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.

Commercial Paper. Each fund may invest in commercial paper that is rated Prime‑1 or Prime‑2 by Moody’s Investors Service, Inc. (“Moody’s”), or A‑1 +, A‑1 or A‑2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”).  In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.
Bank Time Deposits.  A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities.  Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.
Reverse Repurchase Agreements.  Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.   Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase.  If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities.  During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted.  Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.
The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
Mortgage Dollar Rolls and Sale-Buybacks:
The Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. A fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board to secure its obligation for the forward commitment to buy mortgage-backed securities plus any accrued interest, marked-to-market daily. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security. A fund’s obligations under a sale-buyback typically would be offset by liquid assets segregated or “earmarked” equal in value to the amount of the fund’s forward commitment to repurchase the subject security.
The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
U.S. Government Securities:
U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.  While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.
Zero Coupon and Pay-in-Kind Securities:
Zero Coupon, Step Coupon and Pay-In-Kind Securities.  A fund may invest in zero coupon securities and step coupon securities.  The market value of those securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, they are widely traded by brokers and dealers.
A fund also may invest in pay-in-kind securities, which allow the issuer the option to pay interest (1) in cash at a specified coupon payment date or (2) by issuing to the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the cash coupon payment that would have been made.
The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero or step coupon security and certain other securities acquired at a discount, as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments.  See “Taxes.”

Pass-through Securities:
Mortgage-Backed Securities. Each fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-sponsored agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).
In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018. In 2017, FNMA and FHLMC reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. FNMA and FHLMC also met the $250 billion cap for year-end 2018. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.
In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Asset-Backed Securities. Each fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.
To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. The Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund. As a purchaser of a TBA, the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Securities and Exchange Commission (“Commission”) positions.  As a seller of a TBA, the Core Bond Fund, Core Plus Bond Fund, and Unconstrained Bond Fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Each fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).
Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts.  For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts (“ADRs”). Each fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).  Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general.  These risks are discussed below.
Eurodollar Certificates. A fund may invest in CDs issued by foreign branches of domestic and foreign banks.  Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks.  These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income.  Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks.  In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.
Foreign Securities.  Each fund may invest in foreign equity securities.  In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S.  Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.  Their markets and economies may react differently to specific or global events than the U.S. market and economy.  In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S.  In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments.  Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
In a referendum held on June 23, 2016, the United Kingdom (the “UK”) resolved to leave the European Union (“EU”) (referred to as “Brexit”). On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain.  While it is not possible to determine the precise impact that Brexit may have on a fund, the effect on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, which may adversely affect the value of the fund's investments. The effects of Brexit will depend on any agreements the UK makes to retain access to the EU Common Market following the transitional period. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States. Brexit might negatively affect the City of London’s economy, which is heavily dominated by financial services, as banks might be forced to move staff and comply with two separate sets of rules or lose business to banks in Continental Europe. In addition, Brexit may create additional economic stresses for the UK, including the potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and declines in business and consumer spending as well as foreign direct investment.  Brexit may also have a destabilizing impact on the EU to the extent that other member states similarly seek to withdraw from the EU. Any further exits from the EU would likely cause additional market disruptions globally and introduce new legal and regulatory uncertainties.
Each fund may invest in emerging markets.  Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.  Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.  Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries.  Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. Each fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. Each fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing and reporting standards in certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses.
Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.
Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed.  However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies.  Each fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.  Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, each fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund's foreign currency exposure back into the U.S. dollar.  The risks for forward contracts and hedging are discussed below.
Investing through Stock Connect. Foreign investors may now invest in eligible China A shares (shares of publicly traded companies based in mainland China) (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen – Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.
However, trading through Stock Connect is subject to a number of restrictions that may affect a fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of China (“PRC”) securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. An Exchange may be open at a time when the relevant Stock Connect program is not trading, with the result that the prices of China A shares may fluctuate at times when a fund is unable to add to or exit its position. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Only certain China A shares are eligible to be accessed through Stock Connect, and such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Investments in China A shares may not be covered by the securities investor protection programs of the Exchanges and, without the protection of such programs, could be subject to the risk of default by the broker. Because all trades on Stock Connect in respect of eligible China A shares must be settled in Renminbi (“RMB”), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. Finally, the withholding tax treatment of dividends and proceeds of capital transactions payable to overseas investors currently is unsettled.
Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a fund’s investments and returns.
Investing in Japan.   Japan may be subject to political, economic, nuclear, labor and other risks. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.
Economic Risk. The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed economies. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy.
Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund’s investments. In addition, China has become an important trading partner with Japan. Japan’s political relationship with China, however, has been strained. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.
Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.
Nuclear Energy Risk. The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry, the extent of which are currently unknown.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
Geographic Risk. Natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect the Fund.
Security Risk. Japan's relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea and China. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.
Commodities:
Tactical Allocation may invest in the securities of companies that explore for, extract, process or deal in commodities (e.g., gold, silver and platinum), and in instruments whose value is tied to the value of commodities. Based on historical experience, during periods of economic or financial instability the securities of companies involved in the commodities industry may be subject to extreme price fluctuations, reflecting the high volatility of commodities during such periods. In addition, the instability of commodity prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. Commodity-producing countries may face political or economic turmoil.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description.  Each fund, except Small Cap Growth, may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).
In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities.  (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.)  Although a fund may be permitted to use a variety of Derivatives, each fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
Regulation.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”).

In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. The banking regulators and the Commodity Futures Trading Commission (“CFTC”) have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The first compliance date was September 1, 2016 for the firms that are very active in the swaps market, and only affected about 20 swap dealers on that date. As of March 1, 2017, variation margin requirements are applicable to all financial end-users, including the funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Commission, the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”). The Commission has proposed a new rule governing funds’ use of Derivatives. If adopted, the rule would impose new limits on funds’ Derivatives usage and new asset segregation requirements for funds’ Derivatives transactions. Any such changes may, among various possible effects, increase the cost of entering into Derivatives transactions, require more assets of a fund to be used for collateral in support of those Derivatives than is currently the case, or restrict the ability of a fund to enter into certain types of derivative transactions.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.
The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the Commission, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.
The SEC has proposed a new Rule 18f-4 that, among other matters, would place limits on the use of derivatives by certain registered investment companies, such as a fund. If the rule were to be adopted in the form proposed, a fund’s derivative transactions may, depending upon the circumstances, be subject to additional oversight and regulatory requirements.
Special Risks of Hedging Strategies.  The use of Derivatives involves special considerations and risks, as described below.  Risks pertaining to particular Derivatives are described in the sections that follow.
(1)  Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities.  While each fund’s portfolio manager is experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.
(2)  There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged.  For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded.  The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.
To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives.  Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.
(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.  For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative.  Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss.  In either such case, the fund would have been in a better position had it not hedged at all.  Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.
(4)          As described below, each fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivatives involving obligations to third parties.  If a fund were unable to close out its positions in such Derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.  A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.
Cover for Derivatives.  Some Derivatives expose a fund to an obligation to another party.  A fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, forward currency contracts, options, or futures contracts or (2) cash and other liquid assets with a value, mark-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.  Each fund will comply with Commission guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with or on the books of the fund’s custodian, in the prescribed amount.
Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Derivative is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a fund’s assets to cover in segregated accounts could impede the adviser’s ability to manage the portfolio or the fund’s ability to meet redemption requests or other current obligations.
Options:
Each fund, except Small Cap Growth, may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures.  However, Growth & Income may only purchase and write call options on securities as discussed below.  Certain risks and special characteristics of these strategies are discussed below.
Risks of Options Trading.  The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge.  Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.  However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value.  If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value.  If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
A fund effectively may terminate its right or obligation under an option by entering into a closing transaction.  If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction.  Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction.  Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.
In considering the use of options, particular note should be taken of the following:
(1)          Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”).  Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5.  However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.
(2)          The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions.  For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.
(3)          At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.  Purchased options that expire unexercised have no value.  Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
(4)          A position in an exchange‑traded option may be closed out only on an exchange that provides a secondary market for identical options.  Most exchange-traded options relate to futures contracts, stocks and currencies.  The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market.  Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time.  In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.  Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration.  In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.
With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses.  For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option.  This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
(5)          Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.
(6)         The risks of investment in options on indices may be greater than options on securities or currencies.  Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities.  A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options.  When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised.  As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest.  The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past.  So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder.  In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price.  Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date.  By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio.  This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change.  If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
A fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options.  Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.  For Growth & Income, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets.  The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs.  Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund.  If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value.  A fund would lose the ability to participate in the value of such securities above the exercise price of the call option.  A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.
Futures:
All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Risks of Futures Trading.  Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date.  If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain.  Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.
A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change.  Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts.  If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin.  Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.
Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day.  The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.
Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons.  First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.
In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by any overall duration limit on a fund’s portfolio securities. Thus, the use of a longer-term security may require a fund to hold offsetting short-term securities to balance the fund’s portfolio such that the fund’s duration does not exceed any maximum permitted for the fund.
Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer.  Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
Foreign Currency Hedging Strategies.  A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  Each fund may also purchase and sell foreign currency on a spot basis.  Each fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.  Furthermore, currency hedges do not protect against price movements in the securities that are attributable to other causes.
For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Each fund also might use currency-related derivative instruments when Carillon Tower believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.
In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives.  In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.
The use of currency-related derivative instruments by each fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. Each fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, each fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.
When required by the Commission guidelines, each fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments in accordance with procedures adopted by the Board.  To the extent a fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a fund’s assets are so set aside, this could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.
Each fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.
Forward Currency Contracts.  Each fund, except Small Cap Growth, Core Bond, International, Mid Cap, and Small Cap may enter into forward currency exchange contracts and non-deliverable forwards as discussed below.
Capital Appreciation may enter into such contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract.  A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.
International Stock and Tactical Allocation generally will not enter into a forward currency contract with a term of greater than one year.
International Stock, Tactical Allocation, and Growth & Income may enter into a forward currency contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency.
Capital Appreciation, International Stock, Tactical Allocation, and Growth & Income may use forward currency contracts when its portfolio manager wishes to “lock in” the U.S. dollar price of a security when the fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.
International Stock, Tactical Allocation, and Growth & Income may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.
Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, and Mid Cap Growth may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the fund’s portfolio manager believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward currency contract will not correlate or will correlate unfavorably with the foreign currency being hedged.
International Stock, Tactical Allocation, and Growth & Income may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another.  For example, if a fund owned securities denominated in a foreign currency and its portfolio manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.  Transactions that use two foreign currencies are sometimes referred to as “cross hedging.”  Use of a different foreign currency magnifies a fund’s exposure to foreign currency exchange rate fluctuations.
Forward Currency Exchange Contracts.  Forward currency exchange contracts are physically settled through an exchange of currencies.  Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”).  Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved.  When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.
Non-Deliverable Forwards.  NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.
NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5.  Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF.  With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”).  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.
Among the transactions into which International Stock, Core Bond, Core Plus Bond, and Unconstrained Bond may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date.  Interest rate swaps involve the exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.
International Stock, Core Bond, Core Plus Bond, and Unconstrained Bond will usually enter into swaps on a net basis.  These swaps, caps, floors and collars, which are used for bona fide hedging purposes, are subject to the funds' asset segregation requirements under the 1940 Act.  However, they are not subject to the funds' borrowing restrictions.  In addition, a fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager.  If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.
International Stock, Core Bond, Core Plus Bond, and Unconstrained Bond may enter into credit default swap contracts for investment purposes.  As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred.  If no default occurs, the fund would keep the stream of payments and would have no payment obligations.  As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
International Stock, Core Bond, Core Plus Bond, and Unconstrained Bond may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).   It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.
Other forms of swap agreements that each fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Each fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.
A fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.
In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.
Currently, the funds do not typically provide initial margin in connection with uncleared swaps. Rules requiring both initial and variation margin to be posted by certain market participants for uncleared swaps have been adopted and will become effective as to various market participants over time. When these rules take effect with respect to the funds, they may be required to post both initial margin and variation margin.
Certain standardized swap agreements are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s futures commission merchant (“FCM”), which must be a member of the clearinghouse that serves as the central counterparty.  Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.
When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.
Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that Carillon Tower will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If Carillon Tower attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds.  Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.  Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.
Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.
Options on Swap Agreements:
International Stock, Core Bond Fund, Core Plus Bond Fund, and may enter into options on swap agreements (“swaptions”).  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options.  Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement.  Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.
Forward Commitments:
International Stock, Tactical Allocation, Growth & Income, International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  However, International Stock, Tactical Allocation and Growth & Income, have no intention of engaging in such transactions at this time.  A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns.  Forward commitments may be considered securities in themselves.  They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets.  When such purchases are made through dealers, a fund relies on the dealer to consummate the sale.  The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price.  Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Illiquid and Restricted Securities:
Each fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  A fund that sells OTC options will segregate assets or cover its obligations with respect to OTC options written by the fund.  The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
Not all restricted securities are deemed illiquid for the purposes noted in this section.  There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”).  Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.  Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders.  An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.  Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
When-Issued and Delayed Delivery Transactions.  A fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date.  Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.  When a fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the custodian and to maintain in that account cash, U.S. Government Securities or other high grade debt obligations in an amount equal on a daily basis to the amount of a fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased.  A fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities.  However, a fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.  When the time comes to pay for when-issued or delayed delivery securities, a fund will meet its obligations from the available cash flow and/or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).
At the time that a fund purchases a security using one of these techniques, a segregated account consisting of cash or liquid securities equal to the value of the when‑issued or forward or firm commitment securities will be established and maintained with the Trust’s Custodian or on the fund’s books and records and will be marked-to-market daily. On the delivery date, the fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. When‑issued and forward commitment securities may be sold prior to the settlement date. The fund will engage in when‑issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.
If the fund disposes of the right to acquire a when‑issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third‑party seller of when‑issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third‑party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.
Loans of Portfolio Securities. Each fund may loan portfolio securities to qualified broker-dealers.  The primary objective of securities lending is to supplement a fund’s income through investment of the cash collateral in short-term interest bearing obligations.  The collateral for a fund’s loans will be marked-to-market daily so that at all times the collateral exceeds 100% of the value of the loan.  A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk.  Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A fund also may call such loans in order to sell the securities involved.  The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral.  Securities loans involve some risk. There is a risk that a borrower may default on its obligations to return loaned securities; however, the funds’ securities lending agent may indemnify a fund against that risk. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral, and a fund could lose rights in the collateral should the borrower fail financially. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions. A fund will also be responsible for the risks associated with the investment of cash collateral. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that a fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income” (as described under “Taxes” below).
Foreign Investment Companies.  Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.
Selling Securities Short.  Each fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs.  Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.
When Carillon Tower or a sub-adviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future.  A fund will limit its transactions in short sales against the box to 5% of their respective net assets.
A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.  A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities.  Frequently, a risk arbitrage strategy involves the short sale of a security.
To the extent that a fund engages in short sales, it will maintain collateral required by the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets, marked-to-market daily, that Carillon Tower determines to be liquid in accordance with procedures adopted by the Board that is equal to the current market value of the securities sold short minus any amount maintained as margin, or will ensure that such positions are covered by “offsetting” positions, until the fund replaces the borrowed security.  A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Temporary Defensive Purposes.  For temporary defensive purposes during anticipated periods of general market decline, each fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch.  For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B.  Each fund may also take positions that are inconsistent with its principal investment strategies.
In addition, for temporary defensive purposes, International Stock and Tactical Allocation may invest all or a major portion of its assets in:  (1) foreign debt securities; (2) debt and equity securities of U.S. issuers; and (3) obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities.
Cyber Security:
With the increased use of technologies such as the Internet and dependence on computer systems to perform necessary business functions, each fund and its service providers are susceptible to operational, information security and related risks, including potential damage to computer systems (including shareholder computer systems). Operational risks include processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by a fund’s manager, sub-adviser, third-party service providers or counterparties.  The funds attempt to mitigate such risks; however, it is not possible to identify all of the risks that may affect a fund.
Additionally, the funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber security attacks affecting the funds or their investment adviser, sub-advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value.
Any of these results could have a substantial adverse impact on a fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and requests for repurchase. Cybersecurity incidents could cause a fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the funds and Carillon Tower endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the funds do not control the cybersecurity systems and plans of the issuers of securities in which a fund invests or a fund's third-party service providers or trading counterparties or any other service providers whose operations may affect a fund or its shareholders.
B.          Industry Classifications
For purposes of determining industry classifications, each fund relies primarily upon classifications published by Standard & Poor’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the Commission.
III.       INVESTMENT LIMITATIONS
A.          Fundamental Investment Policies for All Funds
The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Borrowing.  The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Commodities.
All funds except Tactical Allocation:  The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Tactical Allocation: The fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments or exchange-traded products that provide exposure to physical commodities.  This policy shall not prevent the fund from investing in issuers engaged in the commodities business or securities or other instruments backed by commodities.
Concentration.
Capital Appreciation Fund, Growth & Income Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Core Bond Fund, Core Plus Bond Fund, International Fund, Mid Cap Fund, Small Cap Fund, and Unconstrained Bond Fund: Except for any fund that is ‘concentrated’ in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
International Stock and Tactical Allocation: The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
The following interpretation applies to, but is not part of, this fundamental restriction for Tactical Allocation.  Investment companies are not considered an industry for purposes of this restriction.  The fund may invest in ETFs that may concentrate their assets in one or more industries.  The fund will consider the concentration of such ETFs in determining compliance with this fundamental restriction.
Diversification.  Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.
Loans, Repurchase Agreements and Loans of Portfolio Securities.  The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Real Estate.
All funds except Tactical Allocation: The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Tactical Allocation: The fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the fund may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate, such as REITs or real estate operating companies.

Senior Securities.  The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Underwriting.  The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
B.          Non-Fundamental Investment Policies
The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
Investing in Illiquid Securities.  Each fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.
Investing in Investment Companies.  Each fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.          NET ASSET VALUE
The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time).  A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets.   The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays:  New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Pursuant to the Board’s delegation of pricing and valuation responsibilities to Carillon Tower, Carillon Tower has established a Valuation Committee to carry out the supervisory functions associated with properly valuing securities in the funds’ portfolios.  In the event that a “Significant Event” occurs that may affect a fund’s valuation, the Valuation Committee will follow procedures outlined in the funds’ Pricing and Valuation Procedures. Significant Events include, but are not limited to, single-issuer events that affect one company, multiple-issuer events that affect a large segment of the market, a vendor-specific event that may cause one or more of the funds’ vendors to become unable to render services during the pricing process.
The funds value securities or assets held in their portfolios as follows:

Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Equity Securities.  A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded.  A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day.  The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices.  If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Fixed Income Securities.  Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures approved by the Board.
Investment Companies and ETFs.  Investments in other investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures.  Options and futures positions are valued based on market quotations.  Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the security will be valued in good faith by the Valuation Committee. Market quotations generally will not be available for options traded in the OTC market.
Foreign Assets.  Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily NAV of each class.  Foreign currency exchange rates generally are determined as of the close of regular trading on the NYSE.  Occasionally, a Significant Event affecting the value of foreign securities occurs between the time at which they are determined and the close of regular trading on the NYSE; such events will not be reflected in a computation of the fund’s NAV.  If a “significant event” materially affecting the value of such securities or assets occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by Carillon Tower or a third-party under procedures established by and under the general supervision and responsibility of the Board.  The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.
Fair Value Estimates.  In the event that (1) price quotations or valuations are not readily available, (2) readily available price quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, such securities will be valued by the Valuation Committee consistent with procedures established by and under the general oversight and responsibility of the Board.  Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
The funds are open each Business Day.  Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day.  In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated.    The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day.  If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V.          INVESTING IN THE FUNDS
Each class of shares is sold at their next determined NAV on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”
VI.       INVESTMENT PROGRAMS
A.          Retirement Plans
Carillon Family of Funds IRA.  An individual who earns compensation and has not reached age 70½ before the close of the year generally may establish an individual retirement account (“IRA”).  An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”).  A separate agreement is required to establish a Carillon Family of Funds IRA.  A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum.  Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year.  These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status.  The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts.  In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable.  The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions. If such instructions are unclear, unavailable or incomplete, the liquidation and any other proceeds will be invested in a money market fund that pays dividends that are not “exempt interest dividends” until such time as complete instructions are received.
Other Retirement Plans.  Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
C.          Rights of Accumulation
Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000.  The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer.  The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount.  A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:
(i)	the investor’s current purchase;
(ii)
the NAV (at the close of business on the
previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and

(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”
To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
B.          Class A Letter of Intent
Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of

13 months in Class A and Class C shares of any fund managed by Carillon Tower.  Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.  In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.  Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated.  The minimum initial investment under a Letter of Intent is 4.75% of such amount.  Class A shares purchased with the first 4.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary.  When the full amount indicated has been purchased, the escrow will be released.  The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.  An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period.  In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount.  The escrow procedures discussed above will apply.
VII.       REDEEMING SHARES
The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”
A.          Receiving Payment
If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC.  Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC.  Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.

If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received).  Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc., the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or a Plan Administrator on the next business day.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, a Plan Administrator or to the funds.

For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:

•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission.  In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted.  If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
  The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares.   Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s).  Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the Nasdaq (typically 4:00 p.m. ET) on the redemption date.
B.          Telephone Transactions
Shareholders of Class A, C, I and Y may redeem shares by placing a telephone request to a fund.  Shareholders of Class R-3, R-5 and R-6 shares should call their Plan Administrator to redeem shares.  A fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic.  In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.  If a fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

C.          Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis.  The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified.  Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges.  The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty.  Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable.  Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC.  If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares.  If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares.  A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds.  The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution.  These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold.  If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional shares of a fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals.  A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals.  In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.
D.          Waiver of CDSC
The CDSC is currently waived for: (1) any partial or complete redemption in connection with a distribution, without penalty, under Section 72(t) of the Code from a qualified retirement plan, including a self-employed individuals retirement plan (a “Keogh Plan”) or IRA upon attaining age 70½; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a "joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.
E.          Redemptions-in-Kind

A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less.  Any redemption beyond this amount also will be in cash unless the Board determines that further cash payments will have a material adverse effect on remaining shareholders.  In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines NAV.  The portfolio instruments will be selected in a manner that the Board deems fair and equitable.  A redemption-in-kind is not as liquid as a cash redemption.  If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs upon the subsequent sale of the portfolio instruments.
F.          Frequent Purchases and Redemptions of Fund Shares
“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing.  Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities.  In some cases, such monitoring results in rejection of purchase or exchange orders.  While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the funds’ Prospectus, to deter such activity.
VIII.          EXCHANGE PRIVILEGE
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, I or Y shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below.  Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day.  Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.
Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time.  In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.
IX.          DISCLOSURE OF PORTFOLIO HOLDINGS
The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information.  To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.
Each fund’s top 20 portfolio holdings will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end.  Note that in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund.  In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion.  In addition, each fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods.  See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.
The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings.  In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy.  Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to:  (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis.  The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.
Certain employees of the funds’ sub-advisers also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings.  The funds, Carillon Tower and the sub-advisers are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.
The CCO may provide an entity including the funds’ sub-advisers and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose.  An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, Standard & Poor’s, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, B1aylock Van, LLC and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available.  Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis.  Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website.  The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website.  All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, a sub-adviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto.   In addition, the Board will receive any interim reports that the CCO may deem appropriate.

X.          TAXES
General.  Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”).  By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of  90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements.  With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).
If a fund failed to qualify for treatment as a RIC for any taxable year -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)).  In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions.  A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares).  An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences.  However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges.  In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired.  In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.  Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $441,450 ($496,600 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2020 and will be adjusted for inflation annually.
If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.  Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.
Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January.  Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.

Dividends from a fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15% / 20% maximum federal income tax rates for non-corporate shareholders mentioned above.  In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions; however, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.  Distributions of a fund’s net capital gain are taxable to its shareholders as long-term capital gains, whether received in cash or reinvested in additional fund shares and regardless of the length of time the shares have been held. Shareholders receive from the funds federal income tax information regarding dividends and other distributions after the end of each year.
Basis Election and Reporting.  A shareholder’s basis in shares of a fund that he or she acquired or acquires after December 11, 2011 (“Covered Shares”), will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method.  The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.
Fund of Funds (Tactical Allocation).  Tactical Allocation is a “fund of funds” that seeks to achieve its investment objective by investing its assets primarily in underlying funds.  The fund may also invest directly in a basket of securities that represent an asset class or investment type (“other securities”) if its sub-adviser determines that investing in an underlying fund for that type of investment is not feasible or otherwise not in the best interest of the fund and its shareholders.  Accordingly, the fund’s income will consist of distributions from the underlying funds and dividends and/or interest on any other securities and net gains realized from the disposition of underlying fund shares and other securities.
If an underlying fund qualifies for treatment as a RIC ‑‑ which Carillon Tower expects each underlying fund to do ‑‑ (1) dividends paid to Tactical Allocation that are attributable to the underlying fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to Tactical Allocation as ordinary income to the extent of the underlying fund’s earnings and profits and (2) distributions paid to Tactical Allocation that are attributable to the underlying fund’s net capital gain will be taxable to Tactical Allocation as long-term capital gains, regardless of how long Tactical Allocation has held the underlying fund’s shares. (As noted above, Tactical Allocation will be able to avoid having to pay entity-level federal income tax on those distributions by distributing the amount thereof to its shareholders.) If Tactical Allocation purchases shares of an underlying fund within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of Tactical Allocation’s portfolio or otherwise), all or a part of the loss will not be deductible by Tactical Allocation and instead will increase its basis in the newly purchased shares.
Income from Foreign Securities.  Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
In the cases of International Stock or International, if more than 50% of the value of the fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may (as it has done in many previous taxable years), file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid.  Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income.  If International Stock and/or International makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid.  Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
Each fund may invest in the stock of passive foreign investment companies (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.
If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
Each fund may elect to mark-to-market its stock in any PFIC in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax.  “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation.  As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein.  While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies.  The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) - but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”).  Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.  Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.  Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.  These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest.  That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property.  Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle.  In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above.  The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.  Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.

If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time.  A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property.  In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale.  The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Original Issue Discount and Pay-in-Kind Securities.  A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”).  As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year.  Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary.  A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.

 REITs.
Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a fund’s also having to re-categorize some of the distributions it made to its shareholders.  These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information.  Those forms generally will be distributed to shareholders in February of each year, although a fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.”  Recently issued proposed regulations (having immediate effect) allow for a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met.  As a result, a shareholder in a fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.
A fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP.  A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs.  Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)).  The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends.  Each fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a fund pays. Recently issued proposed regulations (having immediate effect) would eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.  An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.
*                        *                        *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.
XI.          SHAREHOLDER INFORMATION
Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote.  Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote.  As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings.  Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances.  A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.

XII.       FUND INFORMATION
A.          Management of the Funds
Board of Trustees.  The funds are governed by the Board of Trustees (“Board”).  The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds.  The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board.  The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds.  Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.
In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds.  In addition, under the general oversight of the Board, Carillon Tower, the funds’ sub-advisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ sub-advisers.
The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons.  The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Carillon Tower and the funds’ sub-advisers with respect to the funds’ investments.  In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the funds’ sub-advisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ sub-advisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters.  In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters.  On at least a quarterly basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.
Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the sub-advisers or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals.  As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board.  In addition, the Chair of the Board is an Independent Trustee.  The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees.  The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board.  The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.  The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.

Background of Trustees and Officers.  The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships held by Trustee for the Past Five Years
Interested Trustee(b):
J. Cooper Abbott (1969) Trustee since 2017 (Carillon Series Trust) Trustee from 2012 to 2017 (Eagle Series Trust)	President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; President of Carillon Family of Funds since 2017; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; President of Eagle Family of Funds 2016-2017	12
Director, Scout Investments, Inc. since 2017; Director,  Cougar Global Investments, Ltd. since 2015; Director, ClariVest Asset Management LLC since 2012; Director, Carillon Fund Services, Inc. since 2009; Director, Eagle Fund Services, Inc. (“EFS”) (b) since 2009

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. (dba Carter Reymann Law, PA) since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	12	Director, Operation PAR, Inc. since 2016 Trustee, RiverNorth Funds since 2013 (7 funds)
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	12

Liana O’Drobinak (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Board Member, Florida Prepaid College Board, 2012 - 2014; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017 - 2019; Investment Committee Member,	12	Founding Director, since 2020, Managing Director, (ended 2020) Aurora Angel Investor Network Corp.
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018. Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	12	N/A
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (c)	Chief Economist, Oppenheimer Funds 2006- 2016; Senior Investment Officer, Director of Fixed Income, Oppenheimer Funds 1996 - 2009	12
Chair, Board of Trustees since 2016, Trustee and Treasurer 2013 – 2016, Chair, Board of Trustees 2010 – 2013, New Jersey Law and Education Empowerment Project (NJ LEEP)
Board Member since 2017, Chair, Investment Committee since 2018, Charity Navigator
Trustee and Investment Committee Member since 2015, Community Service Society

(a)
Trustees serve for life or until they are removed, resign or retire.  The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 75th birthday.

(b)
Mr. Abbott is an Interested Trustee as that term is defined by the 1940 Act.  Mr. Abbott is affiliated with ClariVest, Cougar Global Investments, Scout Investments, Inc., Carillon Fund Distributors, Eagle, Carillon Tower and Raymond James Financial.

(c)	Dr. Webman began serving as a Trustee on November 16, 2018.

In addition to the information set forth in the table above and other relevant qualifications,

experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
J. Cooper Abbott: Mr. Abbott has extensive experience in the investment management business, including as Co-Chief Operating Officer of Carillon Tower and its predecessor, Eagle.  In addition, he acquired specialized knowledge of investment management matters while serving as Director of Asset Management Services of RJF and Senior Vice President of Institutional Sales of Eagle.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies.
Keith B. Jarrett:  Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
Liana O’Drobinak:  Ms. O’Drobinak has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board.
Deborah L. Talbot:  Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board chair and investment committee member of several philanthropic organizations.

Board Committees
The Board has an Audit Committee, consisting of Ms. O’Drobinak, Dr. Jarrett and Dr. Webman, each of whom is an Independent Trustee. Ms. O’Drobinak serves as Chair of the Audit Committee and is the funds’ designated Audit Committee Financial Expert.  The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements.  The Audit Committee met five times during the last fiscal year.

The Board also has a Compliance Committee, consisting of Mr. Carter and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chairman of the Compliance Committee.  The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures.  The Compliance Committee met four times during the last fiscal year.

The Board also has a Nominating Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. O’Drobinak,  Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates.  In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board.  The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund.  Shareholders can submit recommendations in writing to the attention of the Chairperson of the Nominating Committee at an address to be maintained by the fund for this purpose.  In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance.  The Nominating Committee met 1 time during the last fiscal year.

The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. O’Drobinak, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee.  The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds.  The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.

The following table shows the amount of equity securities in each fund owned by the Trustees as of December 31, 2019:

Dollar Range of Equity Securities Owned:
	Interested Trustee			Independent Trustees
	J. Cooper Abbott	John Carter	Keith Jarrett	Liana O’Drobinak	Deborah L. Talbot	Jerry Webman
Capital Appreciation	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000	Over $100,000	None
International Stock	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	None
Tactical Allocation	$10,001 - $50,000	None	$10,001 - $50,000	None	$10,001 - $50,000	None
Growth & Income	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	None	$50,001 - $100,000	$50,001 - $100,000

Mid Cap Growth	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	None	Over $100,000	None
Small Cap Growth	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	None
International	$10,001 - $50,000	None	None	$10,001 - $50,000	None	None
Mid Cap	None	None	None	$10,001 - $50,000	None	None
Small Cap	$50,001 - $100,000	None	None	$10,001 - $50,000	None	None
Core Bond	None	None	None	None	None	$50,001 - $100,000
Core Plus Bond	None	$10,001 - $50,000	None	None	None	None
Unconstrained Bond	Over $100,000	None	None	None	None	None
Aggregate Dollar Range of Securities in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund’s shares outstanding.  The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law.  However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.

Effective January 1, 2020, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $80,000 and an additional fee of $7,500 for each combined quarterly meeting of the Trust attended.  In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic).  The Independent Chair receives an annual retainer of $30,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund.  Prior to January 1, 2020, each Independent Trustee received an annual retainer of $70,000 and an additional fee of $7,500 for each combined quarterly meeting of the Trust attended.  In addition, each Audit Committee and Compliance Committee member received $2,000 per meeting (in person or telephonic).  The Independent Chair received an annual retainer of $30,000, the Audit Committee Chairperson received an annual retainer of $20,000, and the Compliance Committee Chairperson received an annual retainer of $20,000. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.  Except for the Chief Compliance Officer, no officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer.  The following table shows the compensation earned by each Trustee during the fiscal year ended October 31, 2019.

Total Compensation from the Carillon Series Trust Paid to Trustees Trustee Name
Interested Trustees:
J. Cooper Abbott	$0
Independent Trustees:
John Carter	$128,000.00
Keith Jarrett	$110,000.00
Liana O’Drobinak	$125,000.00
Steve Roussin[1]	$104,375.00
Deborah L. Talbot	$138,000.00
Jerry A. Webman	$81,000.00

1	Effective February 19, 2019, Mr. Roussin ceased to be a Trustee of the Trust.

No Trustee will receive any benefits upon retirement.  Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
J. Cooper Abbott (1969) President since 2017 (Carillon Series Trust) President from 2016 to 2017 (Eagle Family of Funds)
President and Chairman of Carillon Tower since 2017; President and Chief Operating Officer of Eagle since 2016; Executive Vice President, Investments and Co-Chief Operating Officer of Eagle 2009-2016; Director, Scout Investments, Inc., since 2017; Director,  Cougar Global Investments, Ltd., since 2015; Director, ClariVest Asset Management LLC, since 2012; Director, Carillon Fund Services, Inc., since 2009; Director, Eagle Fund Services, Inc. (“EFS”) (b) since 2009

Susan L. Walzer (1967) Principal Executive Officer since 2017 (Carillon Series Trust) Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)
Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., since 2019; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower, since 2018; Vice President of Fund Administration, Carillon Tower,  2017 ; 2018; Vice President of Fund Administration, Eagle, 2011 - 2017.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)
Vice President of Fund Administration, Carillon Tower, since 2018; Manager of Fund Accounting for Carillon Tower since 2017 - 2018; Manager of Fund Accounting for Eagle 2005 – 2017 and Fund Reporting for Eagle for 2010 - 2017.

Ludmila M. Chwazik (1965) Chief Compliance Officer since 2020 (Carillon Series Trust)	Chief Compliance Officer, Water Island Capital, 2016 – 2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014 – 2016;

(a)	Officers each serve one year terms.
(b)	Prior to September 13, 2010, EFS served as the funds’ transfer agent.

B.          Control Persons and Principal Holders of Securities

Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company.  Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of February 12, 2020.

	Capital Appreciation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	25.52%	48.00%	56.55%	9.92%
Carillon Tower Advisers St. Petersburg, FL					88.78%
Pershing LLC Jersey City, NJ				25.23%	11.22%
Wells Fargo Clearing Services LLC St. Louis, MO			7.79%
RBC Capital Market, LLC Minneapolis, MN				19.75%
MG Trust Co. FBO Atlantic Oral Implant & Facial SU Denver, CO						8.60%
Ascensus Trust Co FBO Energy Management Specialists, Inc. Fargo, ND						7.75%
Reliance Trust Co. FBO Hardwood Intl PSP Atlanta, GA						6.66%
Reliance Trust Co. TTEE ADP Access Large Market 401K Atlanta, GA							81.14%
FIIOC FBO Abington Reldan Metals LLC 401K Covington, KY						32.70%

Mid Atlantic Trust Co. FBO Alakai Defense Systems, Inc. 401K Pittsburgh, PA		5.58%
Mid Atlantic Trust Co. FBO King and Walker, CPA PL 401K Pittsburgh, PA		6.47%
Mid Atlantic Trust Co. FBO Technical Sales Corp. 401K Pittsburgh, PA		10.24%
PAI Trust Co. Inc. OA Tax Partners, LTD 401K P/S PLA DePere, WI		7.44%
Vallee & Co. FBO FCB C/O Reliance Trust Co. Green Bay, WI	13.14%
Mitra & Co FBO FCB C/O Reliance Trust Co. Green Bay, WI	16.91%
Nationwide Trust Co. Columbus, OH			17.39%
BTC TTEE For Goalview Moderate Overland Park, KS				30.37%
BTC TTEE For Goalview Moderate Aggressive Overland Park, KS				46.44%
BTC TTEE For Goalview Aggressive Overland Park, KS				15.81%

International Stock
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	65.31%	71.67%	70.73%	73.02%
Carillon Tower Advisers St. Petersburg, FL					100.00%		100.00%
Charles Schwab & Co Inc. San Francisco, CA		12.88%		7.60%
Pershing LLC Jersey City, NJ				5.08%
RBC Capital Markets LLC Minneapolis, MN			6.50%
FIIOC FBO Ziggity Systems Inc. 401K Covington, KY								42.51%
Great West Trust Company Greenwood Village, CO						89.13%
State Street Bank & Trust Boston, MA						10.51%		50.51%

Tactical Allocation
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Carillon Tower Advisers St. Petersburg, FL					100.00%	100.00%	100.00%	100.00%
LPL Financial San Diego, CA	85.40%	30.91%	20.49%	95.14%
Raymond James Omnibus Account St. Petersburg, FL		56.70%	73.10%

	Growth & Income
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL	31.98%	42.28%	38.18%	27.60%	23.65%
Carillon Tower Advisers St. Petersburg, FL					11.53%
Wells Fargo Clearing Services LLC St. Louis, MO		5.84%	8.00%
Morgan Stanley Smith Barney LLC New York, NY				7.04%
Charles Schwab & Co. San Francisco, CA		7.36%	5.02%				89.81%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		6.01%	23.35%	20.38%		20.11%
Pershing LLC Jersey City, NJ		5.41%			56.66%
State Street Bank & Trust Co. Boston, MA								18.42%
DCGT Des Moines, IA						53.85%		38.14%
Mid Atlantic Trust Company FBO APA Benefits, Inc. Pittsburgh, PA					8.16%
Mid Atlantic Trust Company FBO Bushido Karate Academy Inc. Pittsburg, PA						7.92%
Mid Atlantic Trust Company FBO DJM Equipment Inc. 401K Pittsburg, PA						8.10%
Mid Atlantic Trust Company FBO Keith G Wood DDS 401K Pittsburgh, PA							5.41%
Ascensus Trust

Co. FBO Columbia Orthopedic Group P/S Plan Fargo, ND	34.89%

	Mid Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		20.12%	31.07%	6.61%
DCGT Des Moines, IA						34.54%		7.40%
Pershing LLC Jersey City, NJ			8.45%	5.86%
UBS Weehawken, NJ			11.06%	8.61%
NFS LLC Covington, KY		7.25%		20.09%			18.68%	30.28%
NFS LLC Jersey City, NJ	29.82%				90.81%		5.82%
TIAA St. Louis, MO								5.61%
Charles Schwab & Co Inc. San Francisco, CA		5.98%	6.03%	7.73%			6.86%	6.31%
John Hancock Life Insurance Co. Boston, MA							7.19%
Matrix Trust Co. FBO First Shore Federal Savings & Loan Denver, CO					6.83%
Vantage Trust FBO ICMA Retirement Corporation Washington, DC							13.61%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL				6.50%
State Street Bank & Trust Co Boston, MA						17.07%
Wells Fargo Bank			14.37%	6.18%			12.80%

Charlotte, NC
	Small Cap Growth
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		18.98%	34.68%	5.00%	11.06%
Carillon Tower Advisers St. Petersburg, FL					89.94%
DCGT Des Moines, IA						15.81%	17.90%	7.79%
Charles Schwab & Co Inc San Francisco, CA		7.96%	12.24%	6.51%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		6.85%	8.73%	8.92%
Pershing LLC Jersey City, NJ			7.39%	12.38%
UBS Weehawken, NJ			8.52%
NFS LLC Covington, KY				6.07%			24.31%	24.65%
NFS LLC Jersey City, NJ								5.75%
The Northern Trust Co. Trustee FBO Meijer – DV Chicago, IL							7.01%
TIAA St. Louis, MO							5.24%
Voya Retirement Insurance and Annuity Company Windsor, CT						49.90%		6.46%
State Street Bank & Trust Co Boston, MA		5.12%				15.26%
Great-West Trust Co. Greenwood Village, CO		5.89%						5.42%
Wells Fargo Bank FBO Various Retirement Plans Charlotte, NC			12.25%	12.52%			9.99%

	International
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ				16.01%
Carillon Tower Advisers St. Petersburg, FL			5.74%		88.57%	100.00%	100.00%
Charles Schwab & Co Inc. San Francisco, CA	59.71%			59.22%
TD Ameritrade Inc. Omaha, NE				5.25%
Stifel Nicolaus Co. Inc. Schmidt IRA St. Louis, MO		5.27%
Stifel Nicolaus Co. Inc. Short Rev Trust St. Louis, MO		6.85%
Stifel Nicolaus Co. Inc. Hofert IRA St. Louis, MO		20.11%
Stifel Nicolaus Co. Inc. Stewart IRA St. Louis, MO		5.65%
Stifel Nicolaus Co. Inc. Rock St. Louis, MO			28.82%
Wells Fargo Clearing Services LLC St. Louis, MO		23.48%	16.18%
Associated Trust Co. CUST FBO Marathon Engineers/ Architects Green Bay, WI								11.43%
Associated Trust Co. CUST FBO WDI LLC 401K Green Bay, WI								24.41%
Associated Trust

Co. CUST Rural WI Health CoOp Retirement Savings Green Bay, WI				10.43%
Associated Trust Co. CUST Burns IND Supply Co. & Masterdrive Green Bay, WI				12.35%
Reliance Trust FBO Pentegra Atlanta, GA				7.25%
Matrix Trust Co. FBO Bridges Investment Management Inc. Denver, CO				5.88%
Stone Houston, TX			11.43%
Raymond James Omnibus Account St. Petersburg, FL	8.91%	41.39%

	Mid Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		15.88%	24.88%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL		6.40%	14.93%	6.64%				32.79%
Pershing LLC Jersey City, NJ		8.83%	11.85%	14.51%
State Street Bank & Trust Co. Boston, MA		6.93%
NFS LLC Jersey City, NJ				19.31%	91.32%			6.07%
UBS Weehawken, NJ		30.50%
Wells Fargo St. Louis, MO		15.83%	24.22%			21.22%	99.42%
RBC Capital Markets LLC Minneapolis, MN			6.60%
Matrix Trust Co.						10.11%

FBO Sorenson Engineering Inc. PS 401K Denver, CO
Matrix Trust Co. CUST Eye Associates of Marquette 401K Denver, CO		6.78%
Matrix Trust Co. Shuffield Lowman 401K PSP Denver, CO		8.27%
Charles Schwab & Co Inc. San Francisco, CA	20.14%		5.12%
TD Ameritrade Inc. Omaha, NE	6.54%
Ascensus Trust Co CUST Berg Plastering LLC 401K Fargo, ND		16.86%
Ascensus Trust Co CUST Craig Boykin, DDS, PA 401K Fargo, ND		13.02%
Standard Insurance Co. Portland, OR			7.82%
SEI Private Trust Co. Oaks, PA			15.28%

	Small Cap
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ				23.50%
Carillon Tower Advisers St. Petersburg, FL					23.46%	12.59%	28.90%
Raymond James Omnibus Account St. Petersburg, FL		63.04%	47.08%
Vanguard					48.96%

Brokerage Services Valley Forge, PA
Charles Schwab & Co Inc. San Francisco, CA	43.24%		19.64%	44.82%				5.77%
Pershing LLC Jersey City, NJ			12.58%		26.26%
UBS Weehawken, NJ		8.22%
RBC Capital Markets LLC Minneapolis, MN		6.28%
Wells Fargo Clearing Services LLC St. Louis, MO			6.61%
Matrix Trust Co. CUST FBO K D & E Advertising, Inc. 401K New York, NY							71.10%
Matrix Trust Co. CUST FBO Felhaber Larson Fenlon & Vogt Phoenix, AZ								45.81%
Great West Trust Co. LLC Greenwood Village, CO								13.63%
Merrill Lynch Jacksonville, FL						7.92%
State Street Bank & Trust Co. Boston, MA						31.05%
Mid Atlantic Trust Co. FBO Gregory’s Fleet Supply Corp. Pittsburgh, PA						36.99%
Mid Atlantic Trust Co. FBO Nterone Corp. 401K PSP& Trust Pittsburgh, PA						6.81%
Mid Atlantic Trust Co. FBO Alerus EB Accounts Pittsburgh, PA								7.56%

Voya Institutional Trust Co. Windsor, CT	8.80%
Voya Retirement Insurance and Annuity Co. Windsor, CT	6.90%

Core Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
NFS LLC Jersey City, NJ	48.67%			49.54%	46.43%
Carillon Tower Advisers St. Petersburg, FL						100.00%	100.00%	100.00%
Raymond James Omnibus Account St. Petersburg, FL		59.04%	51.36%
Charles Schwab & Co Inc San Francisco, CA				6.92%	21.95%
TD Ameritrade Inc. Omaha, NE				18.01%
Wells Fargo Clearing Services LLC St. Louis, MO		15.28%	37.88%	5.80%
Pershing LLC Jersey City, NJ		8.01%
US Bank NA CUST Webman New York, NY		5.87%
US Bank NA CUST Lawson SIMPLE IRA Purcellville VA		6.44%
US Bank NA CUST Bartlett III IRA Leawood, KS					5.57%

Core Plus Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		46.43%	43.27%
Pershing LLC Jersey City, NJ		21.16%	12.21%
NFS LLC Jersey City, NJ	46.74%			19.14%
Merrill Lynch Jacksonville, FL			11.53%
Carillon Tower Advisers St. Petersburg, FL						100.00%	100.00%	100.00%
Matrix Trust Co. FBO Music Assoc of Aspen 403B Denver, CO					6.06%
Charles Schwab & Co Inc San Francisco, CA				14.80%	13.54%
TD Ameritrade Inc. Omaha, NE					5.03%
Mac & Co. Pittsburgh, PA				6.17%
John Hancock Trust Company Westwood, MA					9.92%

	Unconstrained Bond
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class A Shares	Class C Shares	Class I Shares	Class Y Shares	Class R-3 Shares	Class R-5 Shares	Class R-6 Shares
Raymond James Omnibus Account St. Petersburg, FL		19.88%	32.57%
Carillon Tower Advisers St. Petersburg, FL			6.80%	25.08%		100.00%	100.00%
NFS LLC Jersey City, NJ					36.86%
LPL Financial San Diego, CA			18.31%
Morgan Stanley New York, NY		67.93%	23.18%
State of Indiana TTEE FBO State of Indiana DCP 401K								5.77%

Greenwood Village, CO
Charles Schwab & Co Inc. San Francisco, CA	36.12%		37.22%	49.30%
John Hancock Trust Co LLC Westwood, MA			6.61%
Wells Fargo Bank Minneapolis, MN					79.96%
SEI Private Trust Co. Oaks, PA			6.38%		7.98%
US Bank CUST Edwards Simple IRA Jacksonville, FL		5.74%

Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower or a sub-adviser, as applicable, the responsibility for voting proxies relating to portfolio securities held by each fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower.  All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the value of a fund’s investments.

Proxy Voting Guidelines.  Generally, Carillon Tower or a sub-adviser, as applicable, will vote proxies in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of the Trust’s Proxy Policies.  Carillon Tower or a sub-adviser, as applicable, is permitted to vote a proxy based on the best interest of the fund if a proxy presents an issue that is not addressed in the Proxy Guidelines or the Proxy Guidelines provide discretion as to how to vote a proxy.  Carillon Tower and a sub-adviser, as appropriate, should vote proxies to further the long-term economic value of the underlying securities and in the best interest of the fund and its shareholders.

The Proxy Guidelines distinguish between routine and non-routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders.  Examples of such proposals would include, among other things, the approval of auditors, election of director and/or officers, liability limitations for directors, and indemnification provisions for directors.

Non-routine proposals are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security.  Examples of non-routine proposals would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization.  These proposals may require special consideration by Carillon Tower or a sub-adviser, as appropriate, depending on whether and how they are addressed in the Proxy

Guidelines.

Conflicts of Interest.  The Proxy Guidelines also address procedures to be used by Carillon Tower or each sub-adviser, as applicable, when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund.  Upon the discovery of a conflict of interest, a sub-adviser must consult with Carillon Tower to assess the extent to which there may be a material conflict of interest.  After such consultation, the sub-adviser will provide Carillon Tower with pertinent written information as to how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to each Board that includes information as to how each conflict was resolved.

More Information.  Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, carillontower.com, or by accessing the Trust’s most recently filed report on Form N-PX on the Commission’s website at www.sec.gov.  In addition, a copy of the Carillon Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, carillontower.com. The guidelines will be sent within three business days of receipt of a request.

C.          Investment Adviser and Administrator; Sub-advisers
Carillon Tower serves as the investment adviser and administrator for each fund. Carillon Tower was organized as a Florida corporation in 2014.  All the capital stock of Carillon Tower is owned by RJF.  RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.
With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board.  The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower.  Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash.  Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund.  Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under separate Subadvisory Agreements (collectively the “Subadvisory Agreements”), subject to the direction of Carillon Tower and the Trust’s Board, the following firms provide investment advice and portfolio management services to certain funds, as noted, for a fee payable by Carillon Tower:

Sub-adviser	Fund
Eagle Asset Management, Inc. (“Eagle”)	Growth & Income, Mid Cap Growth, Small Cap Growth

ClariVest Asset Management LLC (“ClariVest”)	Capital Appreciation, International Stock
Cougar Global Investments Limited (“Cougar Global”)	Tactical Allocation
Scout Investments, Inc. (“Scout Investments”)	International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, Unconstrained Bond

Eagle is a wholly-owned subsidiary of Carillon Tower.

Cougar Global is a wholly-owned subsidiary of Raymond James International Canada, Inc., which in turn is wholly-owned by Raymond James International Holdings, a wholly-owned subsidiary of RJF.

ClariVest is a wholly-owned subsidiary of Eagle.

          Scout Investments is a wholly-owned subsidiary of Carillon Tower.

The Advisory Agreement and the Subadvisory Agreements were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or a sub-adviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act.  Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, a sub-adviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.

The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party.  In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by a sub-adviser.  Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of a sub-adviser upon termination of the Subadvisory Agreements.  In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and a sub-adviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of each fund are officers or directors of Carillon Tower or its affiliates.  These relationships are described under “Management of the Funds.”
Advisory Fees.

Prior to June 1, 2017, Eagle served as the investment adviser of Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, and Small Cap Growth.  The tables below sets forth the investment advisory fees paid by each fund to Eagle through May 31, 2017 and Carillon Tower from June 1, 2017 through October 31, 2017.  The table below also sets forth the investment advisory fees paid by each fund to Carillon Tower for the fiscal year ended October 31, 2018.

		Investment Advisory fees paid:
Fund		FYE 10/31/18	FYE 10/31/17
Capital Appreciation	Gross Advisory	$2,755,834	$2,201,972
	(Waived)/Recovered	($612,519)	($408)
	Net Advisory	$2,143,315	$2,201,564
International Stock	Gross Advisory	$139,531	$117,390
	(Waived)/Recovered	($139,531)	($117,390)
	Net Advisory	$0	$0
Tactical Allocation	Gross Advisory	$96,112	$79,734
	(Waived)/Recovered	($96,112)	($79,734)
	Net Advisory	$0	$0
Growth & Income	Gross Advisory	$2,828,505	$2,787,068
	(Waived)/Recovered	($26)	$0
	Net Advisory	$2,828,479	$2,787,068
Mid Cap Growth	Gross Advisory	$18,404,072	$9,625,554
	(Waived)/Recovered	$0	$0
	Net Advisory	$18,404,072	$9,625,554
Small Cap Growth	Gross Advisory	$27,315,480	$24,024,458
	(Waived)/Recovered	$0	$0
	Net Advisory	$27,315,480	$24,024,458
International	Gross Advisory	$8,104,100	N/A(a)
	(Waived)/Recovered	($175)	N/A(a)
	Net Advisory	$8,103,925	N/A(a)
Mid Cap	Gross Advisory	$16,281,233	N/A(a)
	(Waived)/Recovered	$0	N/A(a)
	Net Advisory	$16,281,233	N/A(a)
Small Cap	Gross Advisory	$1,927,655	N/A(a)

	(Waived)/Recovered	($41,614)	N/A(a)
	Net Advisory	$1,886,041	N/A(a)
Core Bond	Gross Advisory	$471,332	N/A(a)
	(Waived)/Recovered	($471,332)	N/A(a)
	Net Advisory	$0	N/A(a)
Core Plus Bond	Gross Advisory	$2,802,463	N/A(a)
	(Waived)/Recovered	($1,406,888)	N/A(a)
	Net Advisory	$1,395,575	N/A(a)
Unconstrained Bond	Gross Advisory	$8,849,799	N/A(a)
	(Waived)/Recovered	($4,842,654)	N/A(a)
	Net Advisory	$4,007,145	N/A(a)

In addition, Carillon Tower has entered into agreements with each fund’s sub-adviser.  Prior to June 1, 2017, Eagle served as the investment adviser of Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, Small Cap Growth and therefore, prior to June 1, 2017, paid the subadvisory fees indicated in the table below for Capital Appreciation, International Stock, and Tactical Allocation.   Effective June 1, 2017, Carillon Tower began serving as investment adviser to Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth and Small Cap Growth, and Eagle began serving as sub-adviser to Growth & Income, Mid Cap Growth, and Small Cap Growth.

		Subadvisory fees paid:
Fund		FYE 10/31/18	FYE 10/31/17
Capital Appreciation	Gross Subadvisory	$2,686,392	$2,018,475
	(Waived)/Recovered	($515,747)	$0
	Net Subadvisory	$2,170,645	$2,018,475
International Stock	Gross Subadvisory	$139,531	$117,390
	(Waived)/Recovered	$0	$0
	Net Subadvisory	$139,531	$117,390
Tactical Allocation	Gross Subadvisory	$96,111	$79,733
	(Waived)/Recovered	$0	$0
	Net Subadvisory	$96,111	$79,733
Growth & Income	Gross Subadvisory	$2,828,505	$1,187,486
	(Waived)/Recovered	$0	$0
	Net Subadvisory	$2,828,505	$1,187,486
Mid Cap Growth	Gross Subadvisory	$18,404,072	$4,641,320
	(Waived)/Recovered	$0	$0
	Net Subadvisory	$18,404,072	$4,641,320
	Gross Subadvisory	$27,315,480	$10,476,943

Small Cap Growth	(Waived)/Recovered	$0	$0
	Net Subadvisory	$27,315,480	$10,476,943
International	Gross Subadvisory	$7,632,455	N/A(a)
	(Waived)/Recovered	($175)
	Net Subadvisory	$7,632,280
Mid Cap	Gross Subadvisory	$15,608,052	N/A(a)
	(Waived)/Recovered	$0
	Net Subadvisory	$15,608,052
Small Cap	Gross Subadvisory	$1,823,315	N/A(a)
	(Waived)/Recovered	($41,614)
	Net Subadvisory	$1,781,702
Core Bond	Gross Subadvisory	$444,501	N/A(a)
	(Waived)/Recovered	($444,501)
	Net Subadvisory	$0
Core Plus Bond	Gross Subadvisory	$2,643,396	N/A(a)
	(Waived)/Recovered	($1,334,137)
	Net Subadvisory	$1,309,259
Unconstrained Bond	Gross Subadvisory	$8,352,706	N/A(a)
	(Waived)/Recovered	($4,599,163)
	Net Subadvisory	$3,753,544	$2,018,475

(a) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

For the fiscal year ended October 31, 2019, aggregate investment advisory fees paid to Carillon Tower and aggregate subadvisory fees paid by Carillon Tower to each subadvisor are indicated in the table below.

	Aggregate Investment Advisory and Subadvisory fees paid:
Fund		FYE 10/31/19
Capital Appreciation	Gross Advisory	$3,041,768
	(Waived)/Recovered	($893,402)
	Net Advisory	$2,148,366
International Stock	Gross Advisory	$95,110
	(Waived)/Recovered	($95,110)
	Net Advisory	$0
Tactical Allocation	Gross Advisory	$127,898
	(Waived)/Recovered	($127,898)
	Net Advisory	$0
	Gross Advisory	$3,392,508

Growth & Income	(Waived)/Recovered	$26
	Net Advisory	$3,392,534
Mid Cap Growth	Gross Advisory	$26,702,320
	(Waived)/Recovered	$0
	Net Advisory	$26,702,320
Small Cap Growth	Gross Advisory	$22,963,781
	(Waived)/Recovered	($56)
	Net Advisory	$22,963,725
International	Gross Advisory	$5,928,298
	(Waived)/Recovered	($745)
	Net Advisory	$5,927,553
Mid Cap	Gross Advisory	$20,105,398
	(Waived)/Recovered	$0
	Net Advisory	$20,105,398
Small Cap	Gross Advisory	$1,961,209
	(Waived)/Recovered	$41,086
	Net Advisory	$2,002,295
Core Bond	Gross Advisory	$423,887
	(Waived)/Recovered	($423,887)
	Net Advisory	$0
Core Plus Bond	Gross Advisory	$2,575,418
	(Waived)/Recovered	($1,646,023)
	Net Advisory	$929,395
Unconstrained Bond	Gross Advisory	$6,934,657
	(Waived)/Recovered	($4,056,680)
	Net Advisory	$2,877,977

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds.  Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes.  With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower and the Trust jointly pay the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the sub-advisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications.  The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes.  Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”). Under the sub-administration agreement, Global Fund Services provides each fund certain financial reporting and tax services.

Prior to June 1, 2017, Eagle served as the administrator of Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, and Small Cap Growth.  The table below sets forth the administration fees paid by each fund to Eagle through May 31, 2017 and Carillon Tower from June 1, 2017 through October 31, 2017.  The table below also sets forth the administration fees paid by each fund to Carillon Tower for the fiscal years ended October 31, 2018 and October 31, 2019.

				Administrative fees paid:
Fund		FYE 10/31/19	FYE 10/31/18	FYE 10/31/17
Capital Appreciation	Gross Admin	$506,961	$464,618	$474,509
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$506,961	$464,618	$474,509
International Stock	Gross Admin	$13,589	$20,177	$20,406
	(Waived)/Recovered	($13,589)	($20,177)	($20,406)
	Net Admin	$0	$0	$0
Tactical Allocation	Gross Admin	$22,438	$16,944	$15,726
	(Waived)/Recovered	($22,438)	($16,944)	($15,726)
	Net Admin	$0	$0	$0
Growth & Income	Gross Admin	$748,127	$614,531	$764,549
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$748,127	$614,531	$764,549
Mid Cap Growth	Gross Admin	$5,190,465	$3,545,681	$2,040,417
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$5,190,465	$3,545,681	$2,040,417
Small Cap Growth	Gross Admin	$4,442,756	$5,333,958	$5,196,288
	(Waived)/Recovered	$0	$0	$0
	Net Admin	$4,442,756	$5,333,958	$5,196,288
International	Gross Admin	$741,036	$988,304	N/A(a)
	(Waived)/Recovered	$0	$0	N/A(a)
	Net Admin	$741,036	$988,304	N/A(a)
Mid Cap	Gross Admin	$2,729,343	$2,137,666	N/A(a)
	(Waived)/Recovered	$0	$0	N/A(a)
	Net Admin	$2,729,343	$2,137,666	N/A(a)

Small Cap	Gross Admin	$326,868	$291,125	N/A(a)
	(Waived)/Recovered	$0	$0	N/A(a)
	Net Admin	$326,868	$291,125	N/A(a)
Core Bond	Gross Admin	$105,971	$114,403	N/A(a)
	(Waived)/Recovered	($105,971)	($78,261)	N/A(a)
	Net Admin	$0	$36,142	N/A(a)
Core Plus Bond	Gross Admin	$643,853	$680,283	N/A(a)
	(Waived)/Recovered	$0	$0	N/A(a)
	Net Admin	$643,853	$680,283	N/A(a)
Unconstrained Bond	Gross Admin	$1,155,776	$1,432,606	N/A(a)
	(Waived)/Recovered	$0	$0	N/A(a)
	Net Admin	$1,155,776	$1,432,606	N/A(a)

(a) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

For each fund, the current aggregate advisory and subadvisory fees, as applicable, are determined as follows:

Fund	Average daily net assets	Rate charged
Capital Appreciation	$0 to $1 billion	0.60%
	Over $1 billion	0.55%

International Stock	All Assets	0.70%

Tactical Allocation	All Assets	0.57%

Growth & Income	$0 to $100 million	0.60%
	$100 million to $500 million	0.45%
	Over $500 million	0.40%

Mid Cap Growth Small Cap Growth	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

International	First $1 billion	0.80%
	Assets over $1 billion	0.70%

Mid Cap	First $1 billion	0.80%
	Assets over $1 billion	0.70%

Small Cap	$0 to $500 million	0.60%
	$500 million to $1 billion	0.55%
	Over $1 billion	0.50%

Core Bond	All Assets	0.40%

Core Plus Bond	All Assets	0.40%

Unconstrained Bond	First $3 billion	0.60%
	Assets over $3 billion	0.55%

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, and Small Cap Growth. The expense limitations exclude interest, taxes, brokerage commissions, costs related to investments in other investment companies, dividends, and extraordinary expenses. The Board may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through February 28, 2021.

Fund	Class A	Class C	Class I & R5	Class Y	Class R3	Class R6
Capital Appreciation	1.00%	1.75%	0.70%	1.00%	1.25%	0.60%
International Stock	1.45%	2.20%	1.15%	1.45%	1.70%	1.05%
Tactical Allocation	1.17%	1.92%	0.87%	1.17%	1.42%	0.77%
Growth & Income	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Mid Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
Small Cap Growth	1.25%	2.00%	0.95%	1.25%	1.50%	0.85%
In addition, Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond. This expense limitation excludes interest, taxes, brokerage commissions, dividend and interest expenses related to short sales, costs relating to investments in other investment companies (acquired fund fees and expenses), dividends, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by a fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.  The following table summarizes the expense caps in effect through February 28, 2021.

Fund	Class A	Class C	Class I	Class Y	Class R3	Class R5	Class R6
International	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Mid Cap	1.45%	2.20%	1.15%	1.45%	1.70%	1.15%	1.05%
Small Cap	1.25%	2.00%	0.95%	1.25%	1.50%	0.95%	0.85%
Core Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Core Plus Bond	0.80%	1.55%	0.40%	0.80%	1.05%	0.50%	0.40%
Unconstrained Bond	0.80%	1.55%	0.50%	0.80%	1.05%	0.50%	0.40%

Class-Specific Expenses.  Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.
Carillon Tower receives payments from certain of the funds’ sub-advisers for amounts waived and/or reimbursed under each contractual fee waiver and expense reimbursement agreement and provides to those sub-advisers any recoupment that Carillon Tower receives from the funds.  Carillon Tower also may receive payments from certain of the funds’ sub-advisers for certain marketing and related expenses.
Securities Lending.  U.S. Bank, N.A. (USB) serves as securities lending agent for each fund and, in that role, administers each fund's securities lending program pursuant to the terms of a securities lending agreement entered into between the Trust, on behalf of each Fund, and USB ("Securities Lending Agreement").
As securities lending agent, USB is responsible for the implementation and administration of each fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the fund's behalf, or transferring to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments; and (9) establishing and maintaining records related to the fund's securities lending activities. Additionally, USB has indemnified each Fund for borrower default as it relates to the securities lending program administered by USB.
USB is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to service providers (including fees paid to USB as securities lending agent) in connection with its securities lending activities during its most recent fiscal year.
	Capital Appreciation Fund	International Stock Fund	Tactical Allocation Fund	Growth & Income Fund	Small Cap Growth Fund	Mid Cap Growth Fund
Gross income earned by the fund from	$885	$0	$1,582	$0	$1,561,360	$446,364

securities lending activities
Fees and/or compensation paid by the fund for securities lending activities and related services	$0	$0	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue spilt	$15	$0	$25	$0	$141,274	$7,169
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$64	$0	$105	$0	$57,839	$29,298
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$693	$0	$1,268	$0	$331,146	$357,672
Other fees not included in revenue split	$0	$0	$0	$0	$0	$0

Aggregate fees/compensation paid by the fund for securities lending activities	$772	$0	$1,398	$0	$530,259	$394,138
Net income from securities lending activities	$112	$0	$184	$0	$1,031,101	$52,226

	Small Cap Fund	Mid Cap Fund	International Fund	Core Bond Fund	Core Plus Bond Fund	Unconstrained Bond Fund
Gross income earned by the fund from securities lending activities	$45,344	$56,353	$66,779	$2,210	$14,655	$1,942
Fees and/or compensation paid by the fund for securities lending activities and related services	$0	$0	$0	$0	$0	$0
Fees paid to securities lending agent from a revenue spilt	$(3,470)	$(3,753)	$(1,961)	$(96)	$(635)	$(41)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are	$(2,183)	$(3,594)	$(4,040)	$(130)	$(864)	$(137)

not included in the revenue split
Administrative fees not included in revenue split	$0	$0	$0	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0	$0	$0	$0
Rebate (paid to borrower)	$(14,368)	$(21,874)	$(46,545)	$(1,283)	$(8,496)	$(1,465)
Other fees not included in revenue split (Provide a description of any such fees)	$0	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the fund for securities lending activities	$(20,021)	$(29,222)	$(52,546)	$(1,508)	$(9,996)	$(1,643)
Net income from securities lending activities	$25,324	$27,131	$14,234	$702	$4,659	$299

D.          Portfolio Managers
Carillon Tower does not employ any portfolio managers for the funds.  For each of the funds, Carillon Tower has delegated the responsibility for portfolio management to a sub-adviser.

1)   Eagle (Growth & Income, Mid Cap Growth, Small Cap Growth)

Eagle has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows.

Material Conflicts of Interest: When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  Eagle has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients.  In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest.  Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under the firm’s Code of Ethics.

Compensation: Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. The investment professionals are compensated as follows:

• All portfolio managers are paid base salaries,
• Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
• Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
• All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including health care and other insurance benefits, a 401(k) plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Eagle has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

A.   Bert L. Boksen and Eric Mintz (Mid Cap Growth, Small Cap Growth)
As of December 31, 2019, Mr. Boksen and Mr. Mintz are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	3	$1.1 billion
Other pooled investment vehicles	2	$89 million
Other accounts	1,339	$2.6 billion

In the “other pooled investment vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance.  In one of the 1,339 above “other accounts” the advisory fee payable to Eagle is based upon the account’s performance. This account had a market value of approximately $232 million.  The remainder of the “other accounts” and assets did not have a performance fee.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner in a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management I, LLC and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. and Eagle Aggressive Growth Partners II L.P. Eagle also provides administrative and investment research services for the general partner.  Certain officers and employees of Eagle have investment interests in the limited partnership.  On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.  Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by EB Management I.

Mr. Boksen’s and Mr. Mintz’ benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Russell 2000® Growth and Russell Mid Cap® Growth indices for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2019, Mr. Boksen owns over $1,000,000 of Mid Cap Growth’s shares and over $1,000,000 of Small Cap Growth’s shares.  As of December 31, 2019, Mr. Mintz owns between $100,001 and $500,000 of Mid Cap Growth’s shares and between $100,001 and $500,000 of Small Cap Growth’s shares.
B. David Blount, Harald Hvideberg, and Brad Erwin (Growth & Income)
As of December 31, 2019, Messrs. Blount, Hvideberg and Erwin are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	1	$72 million

Other pooled investment vehicles	0	$0
Other accounts	872	$446 million
In none of the above “other accounts” is the advisory fee payable to Eagle based upon the account’s performance and none of the assets managed pay a performance fee. Mr. Blount’s, Mr. Hvideberg’s and Mr. Erwin’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the S&P 500 Index for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.
As of December 31, 2019, Mr. Blount owns between $100,001 and $500,000, Mr. Hvideberg owns $0 and Mr. Erwin owns between $10,001 and $50,000 of the fund’s shares.
C. Christopher Sassouni (Mid Cap Growth, Small Cap Growth)
Christopher Sassouni, D.M.D., Vice President of Eagle, has been Portfolio Manager of Mid Cap Growth and Small Cap Growth since September 2020.  Previously, Mr. Sassouni was Assistant Portfolio Manager of Mid Cap Growth since 2006 and Small Cap Growth since 2015. Mr. Sassouni does not have individual discretion over the assets of the funds or of any other accounts.

Mr. Sassouni is paid a base salary and a bonus that is based on his individual performance as a research analyst as well as his contribution to the results of Eagle’s investment products.  In addition, he may receive additional compensation for his contributions as Assistant Portfolio Manager of the fund and other similarly managed accounts. Mr. Sassouni, along with all Eagle employees, receives benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. Mr. Sassouni also may receive an allocation of a portion of the incentive fee earned, if any, by EB Management I, LLC.

As of December 31, 2019, Mr. Sassouni owns between $10,001 and $50,000 of Mid Cap Growth’s shares and between $10,001 and $50,000 of Small Cap Growth’s shares.

In addition, the following sub-advisers have provided information regarding their respective portfolio managers:

2)  ClariVest (Capital Appreciation, International Stock)

ClariVest has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding the portfolio managers’ compensation follows.

Material Conflicts of Interest:  Because portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, a portfolio manager may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that he manages. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, a portfolio manager may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for a portfolio manager in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and distributions are also influenced by the operating performance of ClariVest.
Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.
As of December 31, 2019, Mr. Wolter, Mr. Pavan, Dr. Feng, Mr. Wagner, Mr. Vaughn, Mr. Turner, and Mr. Mutreja do not own any shares of the Capital Appreciation Fund or the International Stock Fund.
A.          David J. Pavan, C. Frank Feng, Ph.D., Ed Wagner, Todd N. Wolter (Capital Appreciation)

As of December 31, 2019, Mr. Pavan is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,544,300,000
Other pooled investment vehicles	4	$279,000,000
Other accounts	4	$8,400,000
With performance fee
Other pooled investment vehicles	0	$0

As of December 31, 2019, Dr. Feng is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,544,300,000
Other pooled investment vehicles	1	$8,100,000
Other accounts	5	$8,700,000
With performance fee
Other pooled investment vehicles	0	$0

Other accounts	0	$0

As of December 31, 2019, Mr. Wagner is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	2	$2,544,300,000
Other pooled investment vehicles	4	$279,000,000
Other accounts	8	$321,300,000
With performance fee
Other accounts	0	$0

As of December 31, 2019, Mr. Wolter is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	4	$2,739,100,000
Other pooled investment vehicles	4	$279,000,000
Other accounts	14	$715,600,000
With performance fee
Other pooled investment vehicles	1	$1,8000,000
Other accounts	0	$0

B.          David R. Vaughn, Alex Turner, Priyanshu Mutreja (International Stock)

As of December 31, 2019, Mr. Vaughn is responsible for the day-to-day management of the following other accounts:

Without performance fee	Number of accounts	Total assets
Registered investment companies	3	$976,300,000
Other pooled investment vehicles	5	$469,800,000
Other accounts	7	$237,300,000
With performance fee
Other pooled investment vehicles	1	$63,000,000

As of December 31, 2019, Mr. Turner is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee

Registered investment companies	3	$976,300,000
Other pooled investment vehicles	5	$469,800,000
Other accounts	7	$237,300,000
With performance fee
Other pooled investment vehicles	1	$63,000,000

As of December 31, 2019, Mr. Mutreja is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Without performance fee
Registered investment companies	3	$976,300,000
Other pooled investment vehicles	5	$469,800,000
Other accounts	7	$237,300,000
With performance fee
Other pooled investment vehicles	1	$63,000,000

3)   Cougar Global (Tactical Allocation)

As of March 31, 2020, Ms. Dorogan is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	194	$99,797,765.59

As of March 31, 2020, Ms. Steciuk is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0

Other accounts	194	$99,797,765.59

As of August 31, 2020, Mr. Richey is responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets
Registered investment companies	0	$0
Other pooled investment vehicles	0	$0
Other accounts	156	$103,170,764.51

In none of the accounts above is the advisory fee payable to Cougar Global based upon the account’s performance.

Ms. Dorogan, Ms. Steciuk and Mr. Richey’s benchmarks for evaluation purposes include Lipper and Morningstar rankings for mutual fund performance and the Barclays Capital U.S. Aggregate Bond Index or MSCI ACWI® Index (as appropriate) for separate accounts along with peer group rankings such as those from Callan Associates and Mercer Investment Consulting.

As of March 31, 2020, Ms. Dorogan and Ms. Steciuk did not own any shares of Tactical Allocation. As of August 31, 2020, Mr. Richey owns between $1 and $10,000 of Tactical Allocation’s shares.

Material Conflicts of Interest:  Because the portfolio managers manage accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund on the one hand and accounts for other clients on the other hand. For example, the portfolio managers may have conflicts of interest in allocating time, resources and investment opportunities among the fund and the other client accounts that they manage. In addition, due to differences in the investment strategies or restrictions between the fund and the other clients, the portfolio managers may take action with respect to another client that differs from the action taken with respect to the fund. In some cases, another account managed by the portfolio managers may compensate the investment adviser based on the performance of the securities held by that account or otherwise provide more revenue to the investment adviser. While these factors may create conflicts of interest for the portfolio managers in the allocation of time, resources and investment opportunities, the portfolio managers will endeavor to exercise their discretion in a manner that they believe is equitable to all interested persons.

Compensation: Cougar Global seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Portfolio Manager compensation is reviewed and may be modified periodically as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and various other variable forms of compensation, including stock options and an executive benefit plan. Cougar Global has created a compensation plan that provides its investment professionals with long-term financial incentives and encourages them to develop their careers at Cougar Global. The investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries,
•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term,
•	Additional deferred compensation plans, including restricted stock awards and stock option programs, may be provided to key investment professionals, and
•
All portfolio managers generally are eligible to receive benefits from Carillon Tower’s parent company including health care and other insurance benefits, a 401(k) or RRSP plan, profit sharing, Long-Term Incentive Plan, Employee Stock Option Plan and Employee Stock Purchase Plan.

Cougar Global typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of funds and managed accounts relative to benchmarks and peer groups.  Each portfolio manager is evaluated based on the composite performance of funds and accounts in each strategy for which the individual serves on the portfolio management team. Periods evaluated include the 1, 3, 5 and 10 year (or since inception) periods for relevant strategies. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team.  This weighting process may be based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over their fund(s).  A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than their fund(s). Cougar Global has established procedures to mitigate these conflicts, including review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

4)  Scout Investments (International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, Unconstrained Bond)
Potential Conflicts of Interest:  The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  Scout Investments seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as equity or fixed income securities.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the funds.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.
However, securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.  Finally, if the portfolio manager identifies a limited investment opportunity, which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts.  Scout Investments seeks to manage such potential conflicts by following procedures, as approved and reviewed by the Scout Board, intended to provide a fair allocation of buy and sell opportunities among client accounts.
The structure of portfolio manager compensation may also give rise to potential conflicts of interest.  A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales.
Finally, the management of personal accounts by the portfolio manager may give rise to potential conflicts of interest.  The funds’ code of ethics is designed to address such conflicts.
The funds have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Scout Investments may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the funds and/or that engage in transactions in the same types of securities and instruments as the funds.  As such, Scout Investments and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the funds invest.  Such activities could affect the prices and availability of the securities and instruments in which the funds invest, which could have an adverse impact on the funds’ performance.  Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the funds’ transactions and thus at prices or rates that may be more or less favorable than those obtained by the funds.  When Scout Investments or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable.  In some cases, this system may adversely affect the size or price of the assets purchased or sold for the funds.
Further, transactions in investments by one or more other accounts or clients advised by Scout Investments may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the funds.  This may occur when investment decisions regarding the funds are based on research or other information that is also used to support decisions or advice for other accounts.  When Scout Investments or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the funds, market impact, liquidity constraints or other factors could result in the funds receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the funds could otherwise be disadvantaged.
Compensation:
International, Mid Cap, and Small Cap

Scout Investments implements a strategic and comprehensive compensation plan for its portfolio managers that is competitive and considerate of industry standards.  The basic compensation structure combines a base salary supplemented with a variable bonus plan that has the potential to exceed base salary.

Scout Investments places a strong emphasis on portfolio performance and believes the portfolio manager’s compensation should be a reflection of the success provided to clients of Scout Investments.  This philosophy is the basis for offering an overall compensation structure in which performance-based compensation can exceed base salary, providing the greatest incentive to align investment management to the client’s success.

The bonus plan incorporates the investment performance of the management team and a subjective component based on several factors including growth in assets under management.

Investment performance is evaluated on a 1-year and 3-year time frame based on multiple factors.  Initially, performance is judged against a fund’s benchmark index for performance comparison purposes, as identified in the prospectus.  Additionally, performance is measured relative to the median investment manager performance in the strategy’s discipline according to Lipper.

In addition to the above, in order to attract and retain key talent, Scout Investments employs a long-term incentive plan that awards qualified associates with restricted investments.
Core Bond, Core Plus Bond and Unconstrained Bond
Scout Investments utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards.  The compensation of the portfolio managers of a fund is not tied directly to either the performance or the net assets of the fund.  Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Reams Asset Management, is dependent in part on the overall profitability of that division.
The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the bonus plan of Scout Investments, as described above.  The size of bonus pool under that plan is dependent on the profitability of the Reams Asset Management division.  The performance and net assets of the funds have an impact on that profitability.

A.          Michael D. Stack and Angel M. Lupercio (International)

As of December 31, 2019, Mr. Stack and Mr. Lupercio are responsible for the day-to-day management of the following other accounts:

	Number of accounts	Total assets

Registered investment companies	0	$0
Other pooled investment vehicles	1	$171.25 million
Other accounts	10	$277.28 million
In the “other pooled investment vehicles” category above, the advisory fee payable to Scout Investments is not based upon the account’s performance.  In none of the 10 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.

As of December 31, 2019, Mr. Stack owns between $100,001 and $500,000 of International’s shares, and Mr. Lupercio does not own any shares of International.

    B.       Mark M. Egan, Todd C. Thompson, Stephen T. Vincent, Clark W. Holland and Jason J.
Hoyer (Core Bond, Core Plus Bond, Unconstrained Bond)
As of December 31, 2019, Messrs. Egan, Thompson, Vincent, Holland and Hoyer are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	2	$244.87 million
Other pooled investment vehicles	8	$1357.51 million
Other accounts	132	$15961.11 million
In one of the 132 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance. This account had a market value of approximately $34,036,782.  The remainder of the “other accounts” and assets did not have a performance fee.
As of December 31, 2019, Mr. Egan did not own any shares of Unconstrained Bond’s shares; Mr. Thompson owned over $1,000,000 of Unconstrained Bond’s shares; Mr. Vincent owned between $100,001 and $500,000 of Core Bond’s shares, between $100,001 and $500,000 Core Plus Bond’s shares and over $1,000,000 of Unconstrained Bond’s shares; Mr. Holland owned between $100,001 and $500,000 of Unconstrained Bond’s shares; and Mr. Hoyer owned between $100,001 and $500,000 of Unconstrained Bond’s shares.

C.       Patrick Dunkerley, Derek M. Smashey, John R. Indellicate II and Jason J. Votruba
   (Mid Cap)
As of December 31, 2019, Mr. Dunkerley, Mr. Smashey, Mr. Indellicate and Mr. Votruba are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	1	$1068.37 million
Other pooled investment vehicles	1	$71.54 million
Other accounts	7	$174.51 million
In none of the “other pooled investment vehicles” above, the advisory fee payable to Scout Investments is based on the account’s performance.  In none of the 7 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of December 31, 2019, Mr. Dunkerley owns between $500,001 and $1,000,000 of Mid Cap’s shares, Mr. Smashey owns between $100,001 and $500,000 of Mid Cap’s shares, Mr. Indellicate owns between $100,001 and $500,000 of Mid Cap’s shares and Mr. Votruba owns between $100,001 and $500,000 of Mid Cap’s shares.

D.          James R. McBride and Timothy L. Miller (Small Cap)
As of December 31, 2019, Mr. McBride and Mr. Miller are each responsible for the day-to-day management of the following other accounts:
	Number of accounts	Total assets
Registered investment companies	1	$185.83 million
Other pooled investment vehicles	0	$0
Other accounts	3	$9.84 million
In none of the 3 above “other accounts” is the advisory fee payable to Scout Investments based upon the account’s performance and none of the assets managed pay a performance fee.
As of December 31, 2019, Mr. McBride owns between $500,001 and $1,000,000 of Small Cap’s shares; and Mr. Miller owns between $100,001 and $500,000 of Small Cap’s shares.

E.          Portfolio Turnover and Brokerage Practices
Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives.  Thus, the turnover rate may vary greatly from year to year or during periods within a year.  A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period.  A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following tables show the turnover rate for Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, Small Cap Growth, International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond for the periods shown:

Fund	11/1/18-10/31/19	11/1/17-10/31/18
Capital Appreciation	49%	45%
International Stock	43%	49%
Tactical Allocation (a)	139%	88%
Growth & Income	25%	10%
Mid Cap Growth	32%	44%
Small Cap Growth	26%	35%
International	20%	13%
Mid Cap (b)	170%	106%
Small Cap	21%	22%
Core Bond (c)	409%	278%
Core Plus Bond (c)	413%	292%
Unconstrained Bond (c)	289%	139%

(a) Portfolio turnover rates in the Carillon Cougar Tactical Allocation Fund may vary substantially year to year depending on Cougar Global’s Macroeconomic Outlook and return distributions for the fund’s asset classes. A typical range for turnover could span from 50% to 250%.
(b) A key part of the Scout Midcap Fund’s investment process is the top-down overlay, which is determined through a proprietary system that monitors more than 150 economic and sentiment indicators. If the investment team perceives a shift in their outlook based on these indicators, they will actively adjust the portfolio to align with their thesis. The investment team would expect turnover to be higher than normal during peaks of volatility and uncertainty in the market.
(c) Reams Asset Management’s investment style is to nimbly react to value opportunities which can cause turnover to fluctuate. Additionally, the turnover will be higher than buy and hold managers who build portfolios for yield.

Carillon Tower or a sub-adviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions.  Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available.  Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.

It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers.  Consistent with the policy of most favorable price and execution, Carillon Tower or a sub-adviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers.  In addition, Carillon Tower or a sub-adviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or a sub-adviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided.  Such research and analysis may be useful to Carillon Tower or a sub-adviser in connection with services to clients other than the funds.  A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services.  However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.
During the fiscal year ended October 31, 2019, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a sub-adviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended October 31, 2019 it is estimated that Growth & Income paid total commissions of approximately $23,836 on transactions with a principal value of approximately $75,817,048, Mid Cap Growth paid total commissions of approximately $446,621 on transactions with a principal value of approximately $1,020,414,375, Small Cap Growth paid total commissions of approximately $523,104 on transactions with a principal value of approximately $1,019,319,760, Mid Cap paid total commissions of approximately $2,102,536 on transactions with a principal value of approximately $4,195,888,139, International paid total commissions of approximately $280,686 on transactions with a principal value of approximately $228,835,282, and Small Cap paid total commissions of approximately $70,020 on transactions with a principal value of approximately $101,042,083.
Carillon Tower or a sub-adviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution.  Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.”  Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the sub-adviser, as applicable, also may select other brokers to execute portfolio transactions.  In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods shown.

Fund	11/1/18-10/31/19	11/1/17-10/31/18	11/1/16-10/31/17
Capital Appreciation
Total	$86,818	$80,421	$69,889
Paid to Affiliate	$0	$0	$0
% to Affiliate	0.0%	0.0%	0.0%
% of transactions w/	0.0%	0.0%	0.0%
Affiliate
International Stock
Total	$8,272	$9,895	$12,507
Paid to Affiliate	$0	$0	$0
% to Affiliate	0.0%	0.0%	0.0%
% of transactions w/	0.0%	0.0%	0.0%
Affiliate
Tactical Allocation
Total	$6,425	$3,092	$6,144
Paid to Affiliate	$0	$0	$0
% to Affiliate	0.0%	0.0%	0.0%
% of transactions w/	0.0%	0.0%	0.0%
Affiliate
Growth & Income
Total	$167,988	$75,784	$64,180
Paid to Affiliate	$3,181	$0	$0
% to Affiliate	1.9%	0.0%	0.0%
% of transactions w/	7.4%	0.0%	0.0%
Affiliate
Mid Cap Growth
Total	$1,710,820	$1,438,656	$819,956
Paid to Affiliate(a)	$81,783	$131,388	$27,194
% to Affiliate	4.8%	9.1%	3.3%
% of transactions w/	1.3%	1.0%	0.5%
Affiliate
Small Cap Growth
Total	$1,429,365	$1,880,339	$2,074,801
Paid to Affiliate(a)	$98,028	$59,931	$118,407
% to Affiliate	6.9%	3.2%	5.7%
% of transactions w/	2.4%	2.1%	1.6%
Affiliate
International

Total	$351,514	$618,689	N/A(b)
Paid to Affiliate	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/	0.0%	0.0%
Affiliate
Mid Cap
Total	$3,264,488	$2,450,043	N/A(b)
Paid to Affiliate	$0	$0
% to Affiliate	0.00%	0.00%
% of transactions w/	0.0%	0.0%
Affiliate
Small Cap
Total	$81,719	$77,571	N/A(b)
Paid to Affiliate	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/	0.0%	0.0%
Affiliate
Core Bond
Total	$ 0	$ 0	N/A(b)
Paid to Affiliate	$ 0	$ 0
% to Affiliate	0.0%	0.0%
% of transactions w/	0.0%	0.0%
Affiliate
Core Plus Bond
Total	$12,237	$10,458	N/A(b)
Paid to Affiliate	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/	0.0%	0.0%
Affiliate
Unconstrained Bond
Total	$28,650	$27,384	N/A(b)
Paid to Affiliate	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/	0.0%	0.0%
Affiliate
(a) The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.
(b) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

Each fund may not buy securities from, or sell securities to, an affiliate as a principal transaction.  However, the Board has adopted procedures in conformity with Rule 10f‑3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant.  The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory Authority, Inc. and other self‑regulatory organizations. Payments to affiliates in the preceding table were made to RJF.

Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, a sub-adviser and the Distributor have adopted Codes of Ethics (“Codes”).  These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions.  The Codes are on public file with, and may be obtained from, the Commission.

Securities of Regular Broker-Dealers.  A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of October 31, 2019:

Fund	Broker-Dealer	Aggregate Value (in 000’s)
International	BNP Paribas S.A.	$11,830
Core Bond	Bank of America Corp	$1,002
Core Bond	Wells Fargo	$2,018
Core Bond	Morgan Stanley	$989
Core Bond	JP Morgan Chase & Co.	$3,406
Core Bond	Goldman Sachs	$1,051
Core Plus Bond	Bank of America	$7,586
Core Plus Bond	Wells Fargo	$8,921
Core Plus Bond	Morgan Stanley	$4,220
Core Plus Bond	JP Morgan Chase & Co.	$14,312
Core Plus Bond	Goldman Sachs	$5,853
Unconstrained Bond	Wells Fargo	$46,091
Unconstrained Bond	Bank of America	$12,524
Unconstrained Bond	JP Morgan Chase & Co.	$13,603
Unconstrained Bond	Citigroup, Inc.	$12,858
Unconstrained Bond	Goldman Sachs	$3,719

F.          Distribution of Shares
Distribution.  Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower and Eagle, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks.  Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
The following table describes the compensation paid to the principal underwriter, CFD, for the fiscal year ended October 31, 2019 (amounts have been rounded to the nearest whole dollar):

Fund	Underwriting Fee	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(a)
Capital Appreciation	$4,362	$0	$1081	$597,090
International Stock	$205	$0	$76	$36,493
Tactical Allocation	$1,938	$0	$22	$25,896
Growth & Income	$34,894	$0	$805	$1,725,798
Mid Cap Growth	$36,428	$0	$2515	$3,421,174
Small Cap Growth	$12,353	$0	$877	$2,437,289
International	$2,025	$0	$35	$3,180
Mid Cap	$19,501	$0	$790	$261,746
Small Cap	$3,628	$0	$136	$134,317
Core Bond	$4	$0	$217	$146,198
Core Plus Bond	$33	$0	$24	$187,985
Unconstrained Bond	$91	$0	$7	$257,374
(a) Fees paid by the funds pursuant to Rule 12b-1 are provided in the “Rule 12b-1 Distribution Plan” section below.

The following table sets forth the aggregate amount of underwriting fee paid to and retained by CFD from Capital Appreciation, International Stock, Tactical Allocation, Growth & Income, Mid Cap Growth, Small Cap Growth, International, Mid Cap, Small Cap, Core Bond, Core Plus Bond and Unconstrained Bond with respect to the fiscal years indicated (amounts have been rounded to the nearest whole dollar).
Fund	11/1/18-10/31/19	11/1/17-10/31/18	11/1/16-10/31/17
Capital Appreciation	$4,362	$12,576	$9,275
International Stock	$205	$2,197	$1,767
Tactical Allocation	$1,938	$1,396	$2,381
Growth & Income	$34,894	$16,056	$20,402
Mid Cap Growth	$36,428	$81,804	$47,629
Small Cap Growth	$12,353	$21,153	$24,429
International	$2,025	$58	N/A(a)
Mid Cap	$19,501	$20,922	N/A(a)
Small Cap	$3,628	$3,694	N/A(a)
Core Bond	$4	$480	N/A(a)
Core Plus Bond	$33	$13	N/A(a)
Unconstrained Bond	$91	$0	N/A(a)
(a) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares.  In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.
Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds.  Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements.  The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers.  CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreements.  Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts.  The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts.  Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreement may be terminated at any time on 60 days written notice without payment of any penalty by either party.  Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees.  For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan.  Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds used all Class A, Class C, Class Y, and Class R-3 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan.  Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund.  The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred.  A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose.  Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.
The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund, except Capital Appreciation Fund and Growth & Income Fund, may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund.  Capital Appreciation Fund and Growth & Income Fund may pay the Distributor distribution and service fees of up to 0.50% of that fund’s average daily net assets attributable to Class A shares of that fund.  Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares.  These fees are computed daily and paid monthly.  The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares.  These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class R-3 shares and in connection with personal services rendered to Class R-3 shareholders and the maintenance of Class R-3 shareholder accounts, each fund offering Class R-3 shares pays the Distributor a service fee of 0.25% and a distribution fee of 0.25% of that fund’s average daily net assets attributable to Class R-3 shares.  These fees are computed daily and paid monthly.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class Y shares and, in connection with personal services rendered to Class Y shareholders and the maintenance of Class Y shareholder accounts, each fund offering Class Y shares is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily net assets attributable to Class Y shares.  The funds’ Board of Trustees has approved a current fee of 0.25% on Class Y shares.

With respect to Class I, Class R-5 and Class R-6 shares, the funds offering such shares do not currently pay the Distributor a Rule 12b-1 fee.  However, Carillon Tower or any third party may make payments for the sale and distribution of Class I, Class R-5 and Class R-6 shares from its own resources.

The following table illustrates the amount of class specific 12b-1 fees paid by each fund to the Distributor for the fiscal year ended October 31, 2019.  12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares.

Fund	Class A	Class C	Class Y	Class R-3
Capital Appreciation	$424,443	$167,101	$27	$5,519
International Stock	$10,517	$21,447	$57	$4,472
Tactical Allocation	$3,631	$22,179	$29	$57
Growth & Income	$395,179	$1,321,662	$229	$8,728
Mid Cap Growth	$1,783,100	$1,410,619	$4,749	$222,706
Small Cap Growth	$1,184,164	$866,139	$68	$386,918
International	$1,898	$1,211	$25	$46
Mid Cap	$41,751	$162,270	$45,347	$9,198
Small Cap	$31,941	$100,739	$258	$1,379
Core Bond	$2,346	$5,260	$4,223	$52
Core Plus Bond	$710	$3,020	$38,005	$52
Unconstrained Bond	$666	$1,282	$67,390	$51

G.          Payments to Dealers
The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds.  Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.

In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.

Revenue Sharing Payments.  Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary's funds sales system, placing funds on the financial intermediary's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary's sales force or to the financial intermediary's management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.

The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”).  Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary's mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.

Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship.  Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to

•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.

Payments from Carillon or its Affiliates to financial intermediaries also may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.
Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients' accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.

In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.

XIII.          Additional Services to the Funds

Transfer Agent and Fund Accounting Services. USB is the transfer and dividend disbursing agent and fund accountant for each fund.

Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced.  Fund accounting fees are paid based on a percentage of fund assets.  Carillon Fund Services, Inc. (“CFS”), a subsidiary of Carillon Tower, serves as the shareholder servicing agent for each fund.

The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:

		Transfer Agent Fees Paid
Fund	11/1/18-10/31/19	11/1/17-10/31/18	11/1/16-10/31/17
Capital Appreciation	$488,179	$397,169	$285,059
International Stock	$29,366	$34,715	$30,598
Tactical Allocation	$36,158	$32,447	$24,293
Growth & Income	$613,181	$524,731	$541,512
Mid Cap Growth	$3,486,985	$2,505,041	$1,412,753
Small Cap Growth	$3,097,333	$3,635,882	$4,283,621
International	$756,910	$1,063,191	N/A(a)
Mid Cap	$2,636,047	$2,010,500	N/A(a)
Small Cap	$337,323	$324,552	N/A(a)
Core Bond	$138,142	$148,541	N/A(a)
Core Plus Bond	$567,056	$383,803	N/A(a)
Unconstrained Bond	$1,052,409	$1,310,002	N/A(a)
(a) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:

		Fund Accounting Fees Paid
Fund	11/1/18-10/31/19	11/1/17-10/31/18	11/1/16-10/31/17
Capital Appreciation	$41,898	$38,280	$35,979
International Stock	$20,328	$25,524	$31,096
Tactical Allocation	$1,888	$1,692	$1,599
Growth & Income	$56,811	$47,948	$56,038
Mid Cap Growth	$395,896	$265,768	$163,393
Small Cap Growth	$335,981	$409,863	$426,023
International	$66,574	$103,967	N/A(a)
Mid Cap	$213,650	$182,907	N/A(a)
Small Cap	$28,462	$28,585	N/A(a)
Core Bond	$25,046	$26,101	N/A(a)
Core Plus Bond	$65,110	$69,836	N/A(a)
Unconstrained Bond	$101,394	$120,022	N/A(a)
(a) Information is not provided for International, Mid Cap, Small Cap, Core Bond, Core Plus Bond, and Unconstrained Bond for these time periods because those funds commenced operations on November 20, 2017.

The following table shows the fees paid to CFS as the shareholder servicing agent.

Fund	11/1/18-10/31/19
Capital Appreciation	$8,670
International Stock	$238
Tactical Allocation	$410
Growth & Income	$13,232
Mid Cap Growth	$53,800
Small Cap Growth	$40,180
International	$13,420
Mid Cap	$49,218
Small Cap	$5,922
Core Bond	$1,946
Core Plus Bond	$11,811
Unconstrained Bond	$20,015

 Custodian.  U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets.  The custodian also serves as the funds’ securities lending agent and provides portfolio accounting and certain other services for the funds.

Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607 is the independent registered public accounting firm for the funds.
Potential Liability
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations.  The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof.  The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office.  The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities.  Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Money Market Instruments.  The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses.  The funds may also invest in shares of one or more money market funds, as described below.  There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes.  During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment.  The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:
(1) direct obligations of the U.S. government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;
(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;

(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.
Exchange-Traded Funds (“ETFs”).  Many ETFs are index funds that trade like stocks on major stock exchanges. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs can be purchased throughout the normal trading day and the market price of the ETFs shares may trade at a discount to their NAV.
Preferred Stock.  A preferred stock blends some of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”).  Equity REITs own real estate properties, and their revenue comes principally from rent.  Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans.  Hybrid REITs combine characteristics of both equity and mortgage REITs.  The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended.  The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow.  The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Warrants and Rights.  Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities.  The market value of debt securities is influenced primarily by changes in the level of interest rates.  Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations.  Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments.  Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate.  Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans.  Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”).  These investments are considered to be investments in debt securities.
Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors.  As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders.  Discount bonds issued to date under the framework of the Brady Plan generally have borne interest computed semiannually at a rate equal to 13/16 of one percent above the then-current six month London Inter-Bank Offered Rate (“LIBOR”).
Foreign Debt Securities.  A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).
Investment Grade/Lower Rated Securities:
Investment Grade Securities.   Investment grade securities include securities rated BBB or above by Standard & Poor’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager.  Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower.  When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes.  Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage.  For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.
Carillon Tower also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, Carillon Tower considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by Carillon Tower on an ongoing basis. For these securities, Carillon Tower uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that Carillon Tower’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P,

Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the U.S. government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.
Lower Rated / High Yield Securities.  Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager.  These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.  These securities are subject to specific risks that may not be present with investments of higher grade securities.
Variable- or Floating-Rate Securities.
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Institutional Term Loans:
Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities.  The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax.  A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations.  The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax.  Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
Bankers’ Acceptances.  Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.”  The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
Bank Time Deposits.  Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Certificates of Deposit (“CDs”).  CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion.  The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit.  The interest on such deposits may not be insured to the extent this limit is exceeded.  Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits.  To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper.  Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements.  A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date.  The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
Reverse Repurchase Agreements.  Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.  If required, at the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest).
U.S. Government and Zero Coupon Securities:
U.S. Government Securities.  U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.  Some obligations issued by U.S.  Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest.  Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds.   Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest.  Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.  Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Pass-through Securities:
Mortgage-Backed Securities.  Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations.  Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.
Asset-Backed Securities.  Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time.  Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.
To-Be-Announced Securities.  A to-be-announced mortgage-backed security (“TBA”) is a mortgage-backed security, such as a Ginnie Mae pass-through security, that is purchased or sold with specific pools of cash that will constitute that Ginnie Mae pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a fund. As a purchaser of a TBA, a fund will segregate or “earmark” cash or cash equivalent securities in accordance with procedures adopted by the Board equal to the value of the TBA, marked-to-market daily in accordance with pertinent Commission positions.  As a seller of a TBA, a fund will segregate or “earmark” in accordance with procedures adopted by the Board the equivalent deliverable security up to the obligation required to be delivered.
Foreign Securities Exposure:
Depositary Receipts. Sponsored or unsponsored European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).  Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.  GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks.  Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities.  The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.
American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers.  These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”).  A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security.  Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S.  For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives - Futures, Forwards, Options and Hedging Transactions:
General Description.  Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.”  A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio.  Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged.  A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire.  Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire.  Derivatives on indices may be used to hedge broad market sectors.

Options:
Options may include options on securities, equity and debt indices and currencies.
Characteristics of Options Trading.  A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period.  A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period.  Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures and Options on Futures:
Guidelines and Characteristics of Futures and Options on Futures Trading.  The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge.  Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices.  Similarly, writing put options on futures contracts can serve as a limited long hedge.  Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
Stock and Bond Index Futures.  A stock or bond index assigns relative values to the common stocks or bonds comprised in the index.  In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index.  The price of the index futures may move more than or less than the price of the securities being hedged.  If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all.  If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index.  It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline.  If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.  However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.  If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Forward Currency Contracts.  A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire.  Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established.  Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
Combined Transactions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position.  For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments.  The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate.  Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.  The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put.  A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract.  Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”).  In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.  OTC options and their underlying collateral are currently considered to be illiquid investments.  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933.  Not all restricted securities are deemed illiquid for the purposes noted in this section.
Index Securities:
Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor’s 500 Composite Stock Index (“S&P 500 Index”), but are traded on an exchange like shares of common stock.  The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities.  However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks.  Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
Short Sales:
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global’s Short-Term Issue Ratings
A S& P Global issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S& P Global from other sources it considers reliable. S&P Global does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S& P Global’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated ‘A-1’. However, the obligor’s capacity to meet its financial commitment on the obligation relative to other national obligors is satisfactory.
A-3: A short-term obligation rated ‘A-3’ denotes adequate protection parameters relative to other short-term national obligations. It is, however, more vulnerable to adverse effects of changes in circumstances than obligations carrying the higher designations.
B: A short-term obligation rated ‘B’ denotes weak protection parameters relative to other short-term national obligations. It is vulnerable to adverse business, financial, or economic conditions.
C: A short-term obligation rated ‘C’ denotes doubtful capacity for payment.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Note: Dual Ratings.  Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.  By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of S&P Global’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitment on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.  The ‘CC’ rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: NR indicates that a rating has not been assigned or is no longer assigned,

Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
c. the formal announcement by the issuer or their agent of a distressed debt exchange; or
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. execution of a distressed debt exchange on one or more material financial obligations.
D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

APPENDIX C
FUND INVESTMENT SUMMARY
The following chart summarizes the types of investments in which each fund may invest.

Investment Type	Capital Appreciation	International Stock	Tactical Allocation	Growth & Income	Mid Cap Growth	Small Cap Growth	International	Mid Cap	Small Cap	Core Bond	Core Plus Bond	Unconstrained Bond
Equity Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●
Common Stocks (NET ASSETS)	●	●	●	●	●	●	●	●	●
Convertible Securities	●	●	●	●	●	●	●	●	●	●	●	●
Preferred Stock	●	●	●	●	●	●	●	●	●	●	●	●
REITs	●	●	●	●	●	●	●	●	●
Warrants	●	●	●	●	●	●	●	●	●
Rights	●	●	●	●	●	●	●	●	●
Debt Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●
Corporate Debt	●	●	●	●	●	●	●	●	●	●	●	●
Lower rated/High Yield (NET ASSETS)		●	●	●	●	●					●	●
Variable or Floating Rate Securities										●	●	●
Bankers Acceptances	●	●	●	●	●	●	●	●	●	●	●	●
Bank Time Deposits	●	●	●	●	●	●				●	●	●
Certificate of Deposit in institution w/assets greater than $1 billion	●	●	●	●	●	●	●	●	●	●	●	●

Commercial paper of P- 1 or P- 2 or A-1 and A-2	●	●	●	●	●	●	●	●	●	●	●	●
Repurchase Agreements(NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●
Reverse Repurchase Agreements	●	●	●	●	●	●				●	●	●
Mortgage Dollar Rolls and Sale-Buybacks										●	●	●
Loan Interests										●	●	●
Institutional Term Loans										●	●	●
U.S. Gov’t Securities	●	●	●	●	●	●	●	●	●	●	●	●
Mortgage-Backed and Other Asset-Backed Securities	●	●	●	●	●	●				●	●	●
To-Be-Announced Securities										●	●	●
Municipal Obligations	●	●	●	●	●	●				●	●	●
Zero Coupon, Step Coupon and Pay-in-Kind Securities			●	●						●	●	●
Total Foreign Securities Exposure including ADRs	●	●	●	●	●	●	●	●	●	●	●	●
ADRs	●	●	●	●	●	●	●	●	●	●	●	●
EDRs	●	●	●	●	●	●	●	●	●

GDRs	●	●	●	●	●	●	●	●	●
IDRs	●	●	●	●	●	●	●	●	●
Depositary receipts	●	●	●	●	●	●	●	●	●
Euro/Yankee Bonds		●	●
Eurodollar Certificates		●	●	●
Emerging markets	●	●	●	●	●	●	●	●	●	●	●	●
Investing through Stock Connect.							●
Futures Contracts and Options on Futures Contracts	●	●	●	●	●					●	●	●
Options Contracts	●	●	●	●	●					●	●	●
Forward Contracts	●	●	●	●	●						●
Stock Index Futures	●	●	●	●	●
Foreign currencies	●	●	●	●	●	●	●			●	●	●
Foreign currency hedging options			●							●	●	●
Foreign currency hedging futures		●	●							●	●	●
Forward Currency Contracts	●	●	●	●	●						●	●
Combined transactions with options, futures and forwards	●	●	●	●	●		●			●	●	●
Swaps, Caps, Floors, Collars, Options on swaps, Credit default swaps		●								●	●	●

Forward Commitments		●	●	●						●	●	●
Short Sales	●	●	●	●	●	●				●	●	●
Illiquid Securities (NET ASSETS)	●	●	●	●	●	●	●	●	●	●	●	●
Investment Companies, including money market funds and ETFs	●	●	●	●	●	●	●	●	●
Foreign Investment Companies	●	●	●	●	●	●					●	●
Index Securities	●	●	●	●	●	●	●	●	●	●	●	●
When-Issued & Delayed Delivery Transactions		●	●				●			●	●	●
Loans of Portfolio Securities	●	●	●	●	●	●	●	●	●	●	●	●
Temporary Defensive Measures	●	●	●	●	●	●				●	●	●
Cyber Security	●	●	●	●	●	●	●	●	●	●	●	●

C-4